PROSPECTUS:  FLEXIBLE PREMIUM VARIABLE ANNUITY
       Issued Through Banner Life Variable Annuity Account B by
       Banner Life Insurance Company - 1701 Research Boulevard
  Rockville, Maryland  20850

  This Prospectus describes a Flexible Premium Variable Annuity (the "Policy") offered by Banner Life Insurance Company. The Policy is designed to aid in long-term financial planning and provides for the investment of capital by individuals on a tax-deferred basis for retirement or other long-term purposes.

  The Owner may allocate Premium Payments to one or more Sub-Accounts of the Banner Life Variable Annuity Account B (the "Variable Account"), to the General Account which guarantees a minimum fixed return, or to a combination of these Accounts. The Variable Account currently has seven different Sub-Accounts. Assets of each Sub-Account are invested in a corresponding Portfolio of a mutual fund, the Scudder Variable Life Investment Fund (the "Fund"). The following seven Portfolios of Class A shares currently are available under the Policy: a Money Market Portfolio; a Bond Portfolio; a Capital Growth Portfolio; a Balanced Portfolio; a Growth and Income Portfolio; an International Portfolio; and a Global Discovery Portfolio. The Fund is described in a separate prospectus that accompanies this Prospectus.


  The Account Value will vary in accordance with the investment performance of the Account and/or Sub-Accounts selected by the Owner. Therefore, the Owner bears the entire investment risk under this Policy for all amounts allocated to the Variable Account. Amounts allocated to the General Account are guaranteed by Banner Life Insurance Company ("Banner Life") and will earn a specified rate of interest declared periodically.

  The Policy provides for monthly annuity payments to be made by Banner Life for the lifetime of the Annuitant or for some other period, beginning on the Maturity Date selected by the Owner. Both prior to and after the Maturity Date, the Owner can transfer amounts between the Accounts or Sub-Accounts (some restrictions may apply, especially on transfers out of the General Account). The Owner can also elect to surrender all or a portion of the Cash Surrender Value in exchange for a cash withdrawal payment from Banner Life; however, withdrawals may be taxable and subject to a Contingent Deferred Sales Charge. Additionally, a tax penalty may be applied if a surrender is made before age 59 1/2. Surrenders from the General Account may also be subject to restrictions regarding time and amount.

  This Prospectus sets forth the information that a prospective investor should consider before purchasing a Policy. A Statement of Additional Information about the Policy and the Variable Account, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available at no cost to any person requesting a copy by writing Banner Life at the address provided above or by calling (800) 638-3350. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

  This Prospectus and the Statement of Additional Information describes only the Policy and the Variable Account, except when the General Account is specifically mentioned.

  The Policy involves risk, including loss of principal. The Policy is not a deposit in or obligation of, or backed or guaranteed by, any bank, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

  THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE SCUDDER VARIABLE LIFE INVESTMENT FUND. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

  The Date of This Prospectus is May 1, 1997.

                               TABLE OF CONTENTS

  DEFINITIONS.............................................................
  1

  SUMMARY.................................................................
  2

  FEE TABLES..............................................................
  6

  CONDENSED FINANCIAL INFORMATION.........................................
  7

  FINANCIAL STATEMENTS....................................................
  7

  HISTORICAL PERFORMANCE DATA.............................................
  7

       Standardized Performance Data......................................
  7
       Non-Standardized Performance Data..................................
  8

  BANNER LIFE INSURANCE COMPANY...........................................
  8

  THE BANNER LIFE VARIABLE ANNUITY ACCOUNT B..............................
  9

  SCUDDER VARIABLE LIFE INVESTMENT FUND...................................
  9
       Portfolios of the Fund.............................................
  9
       Investment Advisory Fees..........................................
  10
       Addition, Deletion or Substitution of Investments.................
  11
       Resolving Material Conflicts......................................
  12

  THE GENERAL
  ACCOUNT.....................................................12

  THE
  POLICY..............................................................13
       Policy Application and Issuance of
  Policy..........................13
       Premium
  Payments...................................................13
       Account
  Value......................................................14

  Transfers..........................................................14
       Non-Participating
  Policy...........................................15
       Policy
  Loans.......................................................15
       Dollar Cost
  Averaging..............................................15
       Powers of
  Attorney.................................................16
       Right to Return the
  Policy.........................................16

  DISTRIBUTIONS UNDER THE POLICY.........................................
  17
       Tax Consequences.................................................
  17

  Transfers..........................................................17
       Annuity
  Payments...................................................18
       Annuity Payment
  Plans..............................................18
       Death
  Benefit......................................................20
       Restrictions Under Section 403(b)
  Plans............................21
       Systematic
  Withdrawals.............................................21
       Delay of
  Payments..................................................21

  OTHER CONTRACTUAL
  PROVISIONS............................................22
       Periodic
  Reports...................................................22
       Splitting
  Units....................................................22

  Modification.......................................................22

  Custodian..........................................................22

  CHARGES AND
  DEDUCTIONS..................................................22
       Contingent Deferred Sales
  Charge...................................22
       Mortality and Expense Risk
  Charge..................................23
       Administrative
  Charges.............................................24
       Premium Taxes.....................................................
  24
       Federal, State and Local
  Taxes.....................................24
       Transfer
  Charge....................................................24
       Reduction of Charges for Group
  Sales...............................24
       Other Expenses Including Investment Advisory
  Fees..................25


  CERTAIN FEDERAL INCOME TAX
  CONSEQUENCES.................................25

       Taxation of
  Annuities..............................................26
       Qualified
  Plans....................................................28

  Diversification....................................................30

  General............................................................30
       Tax-Sheltered Annuities-Withdrawal
  Limitations.....................30

  DISTRIBUTOR OF THE
  POLICY...............................................31

  VOTING
  RIGHTS...........................................................31

  LEGAL PROCEEDINGS......................................................
  31

  STATEMENT OF ADDITIONAL
  INFORMATION.....................................32

                              DEFINITIONS

  Account Value - The sum of the Variable Account Value and the
  General Account Value.

  Accumulation unit - An accounting unit of measure used in calculating the Variable Account Value.

  Administrative Office - The Administrative Office of Banner Life Insurance Company is located at 1701 Research Boulevard, Rockville, Maryland 20850.

  Annuitant - The person upon whose life the Policy is issued.

  Annuity Payment Plan - A method of receiving a stream of Annuity
  Payments.

  Annuity Unit - An accounting unit of measure used in the calculation of the amount of the second and each subsequent
  Variable Annuity Payment.

  Annuity Value - The Policy value after the Maturity Date.

  Banner Life - Banner Life Insurance Company or the Company.

  Banner Life Variable Annuity Account B - A separate account established by Banner Life and registered as a unit investment trust under the Investment Company Act of 1940 to which Premium Payments under the Policy may be allocated and which invests in the Scudder Variable Life Investment Fund. The separate account meets the definition of a separate account under federal securities laws.

  Beneficiary - The person, designated in the application, who has the right to the death benefit set forth in the Policy, if there is no surviving owner.

  Cash Surrender Value - The Net Account Value less the Contingent Deferred Sales Charge, if any, and the annual Maintenance Charge.

  Code - The Internal Revenue Code of 1986, as amended.

  Due Proof of Death - A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to Banner Life will constitute Due Proof of Death.

  Fixed Annuity Payments - Payments made pursuant to an Annuity
  Payment Plan which do not fluctuate in amount.

  Fund - The Scudder Variable Life Investment Fund, a diversified, open-end management company in which the Variable Account invests.

  General Account - All of the assets of Banner Life that are not in separate accounts.

  Joint Owner - The person who shares ownership rights with the Owner.

  Maturity Date - The date upon which the Net Account Value is applied to provide an Annuity Payment Plan. The Maturity Date is elected by the Owner. Annuity years and anniversaries are measured from this date.

  Net Account Value - The Account Value minus any outstanding policy loan balance.

  Nonqualified Policy - A Policy other than a Qualified Policy.

  Owner - The person who may exercise all rights and privileges under the Policy.

  Policy - The flexible premium variable annuity policy offered by this Prospectus.

  Policy Date - The date the Policy becomes a binding legal contract, as shown on the Policy Schedule Page. Policy years and anniversaries are measured from the Policy Date.

  Policy Year - A period of twelve months commencing with the Policy Date or any anniversary thereof.

  Premium Payment - An amount paid to Banner Life by the Policy owner or on the Policy owner's behalf as consideration for the benefits provided by the Policy.

  Qualified Policy - A policy that is issued in connection with plans that qualify for special federal income tax treatment under section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. See "Certain Federal Income Tax Consequences."

  Sub-Account - A division within the Variable Account which invests in a specified Portfolio of the Fund.

  Valuation Day - Any day that the New York Stock Exchange is open for trading.

  Valuation Period - The period of time from the end of one valuation day to the end of the next valuation day.

  Variable Annuity Payments - Payments made pursuant to an Annuity Payment Plan which fluctuate as to dollar amount in relation to the investment performance of the specified Sub-Accounts within the Variable Account.

  Written Notice or Request - Written notice in a form satisfactory to Banner Life, signed by the Policy owner, and received and recorded at the Administrative Office.





                               SUMMARY
  The Policy

  The Policy is a flexible premium variable annuity which can be purchased on a non-tax qualified basis ("Nonqualified Policy") or with the proceeds from certain plans qualifying for favorable federal income tax treatment ("Qualified Policy"). The Owner allocates the Premium Payments among the Variable and the General Accounts of Banner Life Insurance Company ("Banner Life").

  The Accounts

  The Variable Account. The Banner Life Variable Annuity Account B is a separate account of Banner Life, which invests exclusively in shares of the Scudder Variable Life Investment Fund (the "Fund"), a mutual fund managed by Scudder, Stevens & Clark, Inc., which also provides investment advisory services for the Fund. The following seven portfolios of Class A shares of the Fund are available under the policy: the Money Market Portfolio, the Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the International Portfolio and the Global Discovery Portfolio. Each of the Sub-Accounts of the Variable Account invests solely in a corresponding Portfolio of the Fund. Because Account Values may depend on the investment experience of the selected Sub-Accounts, the Owner bears the entire investment risk with respect to Premium Payments allocated to, and amounts transferred to, the Variable Account. (See The Variable Account.)

  The General Account. The General Account guarantees each year, the safety of principal and a minimum annual 3% Guaranteed Interest Rate on Premium Payments allocated to, and amounts transferred to, the General Account. Banner Life may, in its sole discretion, declare a higher Current Interest Rate which is not guaranteed for any length of time. (See The General Account.)

  Premium Payments

  A Policy may be purchased with a minimum initial Premium of $2,000. The maximum purchase is $500,000. Premium payments may be paid at any interval provided that the amount of each payment is at least $50.

  On the Policy Date, the initial Premium Payment is allocated among the Accounts and Sub-Accounts according to the Owner's instructions in the application. The premium allocation percentages for additional payments may be changed by sending Written Notice to Banner Life's Administrative Office. Any allocation must be in whole numbers and at least 10%, and the sum of the percentages allocated to all of the accounts must equal 100%.

  Transfers

  On or before the Maturity Date, the owner can transfer some or all of the Account Value among the Sub-Accounts of the Variable Account or between one or more Sub-Accounts and the General Account, with certain limitations. Similarly, after the maturity date, the Owner can transfer some or all of the Annuity Value among the Sub-Accounts of the Variable Account or between one or more Sub-Accounts and the General Account, within certain limitations.

  The amount transferred from the General Account or any Sub-Account of the Variable Account must be at least $100 or the value in that Account, if less. The maximum amount that may be transferred out of the General Account in any consecutive 12 month period is limited to the greater of 25% of the General Account Value or the greatest amount of any previous transfer out of the General Account. This limitation will not apply to policies which apply for Dollar Cost Averaging, a program enabling an Owner to systematically transfer amounts out of the General Account which are approved by Banner Life (see the Policy - Dollar Cost Averaging).

  Banner Life reserves the right to restrict the number of transfers out of Sub-Accounts of the Variable Account in a Policy Year (both before and after the Maturity Date). Transfers may be subject to a service charge, which will be deducted from the amount transferred. This contract is not designed for professional market timing firms utilizing frequent or programmed transfers. (See Transfers.)

  Surrenders

  The Owner may elect to surrender all or a portion of the Cash Surrender Value in the Variable Account at any time prior to the Maturity Date. The Cash Surrender Value equals the Net Account Value less any applicable Contingent Deferred Sales Charge and the annual Maintenance Charge (described below). Surrenders may be
  taxable and subject to a tax penalty.   (See Contingent Deferred
  Sales Charge.)

  Policy Loans

  The Owner may borrow funds from the Account Value up to a maximum of 50% of the Cash Surrender Value. The Policy is assigned to Banner Life as the only security for the loan. A loan taken from or secured by a Nonqualified Policy is treated as a surrender, and may be subject to federal and state (if applicable) income tax and a 10% penalty tax. Additional considerations may apply to a Qualified Policy. (For a discussion of loan interest and repayment of Policy Loans, see Policy Loans.)

  Charges and Deductions

  Contingent Deferred Sales Charge. A Contingent Deferred Sales Charge of up to 7% may be deducted from the Account Value in the
  event of surrender.   The Contingent Deferred Sales Charge applies
  to the surrender of premiums paid within seven years prior to surrender. Once each Policy Year, the Owner may surrender up to 15% of total premiums paid less any previous surrenders, without incurring a Contingent Deferred Sales Charge. (See Contingent Deferred Sales Charge.)

  Premiums that were deposited more than seven years prior to a surrender are free from the Contingent Deferred Sales Charge.

  Mortality and Expense Risk Charges. Banner Life deducts a daily charge equal to a percentage of the net assets in the Variable Account for the mortality and expense risks assumed by Banner Life. The effective annual rate of this charge is 1.20%. (See Mortality and Expense Risk Charge.)

  Maintenance Charges. There is also an Annual Maintenance Charge each year for Policy maintenance and related administrative expenses which will be charged on the last day of each

  Policy Year. This charge currently is $25 per year but will be waived if the Net Account Value at the end of the Policy Year is $50,000 or more. (See Maintenance Charge.)

  Administrative Charges.  There is also a daily Administrative
  Charge at an effective annual rate of .10% of the Variable Account
  Value.

  Charges for Taxes. Charges for premium taxes payable to any governmental entity will be deducted from the Net Account Value upon annuitization or surrender as certain state laws specify.
  (See Premium Taxes.)

  No charges are currently made against any of the Accounts for federal, state, or local income taxes. Should Banner Life determine that any such taxes may be imposed with respect to any of the Accounts, Banner Life may deduct such taxes from amounts held in the relevant Account. (See Federal, State and Local Taxes.)

  Transfer Fees.   Banner Life reserves the right to charge a fee for
  more than twelve transfers in a calendar year.

  Charges Against the Fund. The value of the net assets of the Sub-Accounts of the Variable Account will reflect the investment advisory fee and other expenses incurred by the Fund. (See Other Expenses Including Investment Advisory Fees.)

  Death Benefit

  Upon receipt of Due Proof of Death of the Annuitant or Owner or the first death if there is more than one Owner while the Policy is in force prior to the Maturity Date, a Death Benefit will be paid to the surviving Owner. If there is no surviving Owner, then the Death Benefit will be paid to the beneficiary. (See Death Benefit)

  Right to Return the Policy

  The Owner may cancel the Policy within ten (10) days after receiving it by returning it to the agent through whom it was purchased or delivering or mailing the Policy and a Written Notice of Cancellation to Banner Life at its Administrative Office or such other methods as described in the contract. In the event of cancellation, Banner Life will refund any premiums paid plus or minus any investment gains or losses unless otherwise required by state law, and the Policy will be deemed void from the beginning .


  Federal Income Tax Consequences of Investment in the Policy

  With respect to Owners who are natural persons, there should be no federal income tax on increases in the Account Value until a distribution under the Policy occurs (e.g., a surrender, or Annuity Payment) or is deemed to occur (e.g., a pledge, Policy Loan, or
  assignment of a Policy).   Generally, a portion of any distribution
  (e.g., a surrender, or Annuity Payment) or deemed distribution (e.g., a pledge, Policy Loan, or assignment of a Policy) will be taxable as ordinary income for federal and state (if applicable) income tax purposes. In addition, a 10% penalty tax may apply to certain distributions or deemed distributions under the Policy. The taxable portion of certain distributions will be subject to withholding unless the recipient elects otherwise (withholding is mandatory for certain Qualified Policies). (See Certain Federal Income Tax Consequences.)

  Inquiries and Written Notices and Requests

  Any questions about procedures or the Policy, or any Written Notice or Written Request required to be sent to Banner Life, should be sent to Banner Life's Administrative Office, 1701 Research Boulevard, Rockville, Maryland 20850. Telephone requests and
  inquires may be made by calling (800) 638-3350.   All inquiries,
  Notices and Requests should include the Policy number, the Owner's name and the Annuitant's name.

  Expense Data. The charges and deductions are summarized in the following tables. This tabular information regarding expenses assumes that the entire Account Value is in the Variable Account.<F1>

  Owner Transaction Expenses

       Sales Load On Purchase Payments         0

       Maximum Contingent Deferred             7%
            Sales Charge (as a % of
            Premium Payment Surrendered)

       Annual Maintenance Charge               $25  Per Policy



       Transfer Fee<F2>                            Currently no fee.

  Variable Account Annual Expenses
  (as a percentage of Account Value)

       Mortality and Expense Risk Fees         1.20%

       Administrative Charges                    .10%

       Total Variable Account Annual Expenses  1.30%

  Scudder Variable Life Investment Fund Annual Expenses
  (as a percentage of average net assets)

                      Investment          Other            Total
                      Advisory Fees       Expenses<F3>      Expenses
  Money Market             .370%            .090%          .460%
  Bond                     .475%            .135%          .610%
  Capital Growth           .475%            .055%          .530%
  Balanced                 .475%            .125%          .600%
  Growth & Income          .475%            .175%          .660%
  International            .875%            .175%         1.050%
  Global Discovery         .975%            .525%         1.500%



  __________________________
  [FN]
  <F1>
  The Owner Transaction Expenses apply to each Policy, regardless of how the Account Value is allocated among the Variable Account and the General Account. The Variable Account Annual
  Expenses do not apply to the General Account. (See Other Expenses Including Investment Advisory Fees.)
  <F2>
       Banner Life reserves the right to charge a fee on more than 12 transfers in a calendar year.



  <F3>
  The expenses listed for the Scudder Variable Life Investment
  Fund are actual, historical expenses for the year ended December
  31, 1996 after reimbursement. Future expenses may be lower or higher. For the Global Discovery Portfolio, expenses which exceed 1.50% of average net assets will be waived by the Fund.

                              FEE TABLES
  Examples

  An Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

  1. If the Policy is surrendered or annuitized over less than a five year period at the end of the applicable time period:
                           1 Year    3 Years   5 Years   10 Years

  Money Market Portfolio*       78        103      135       267
  Bond Portfolio*               80        108      143       286
  Capital Growth Portfolio*     79        105      139       276
  Balanced Portfolio*           80        107      143       285
  Growth and Income Portfolio*  80        109      146       293
  International Portfolio*      84        122      168       343
  Global Discovery Portfolio*   89        136      192       398

  2. If the Policy is not surrendered or is annuitized over at least a five year period at the end of the applicable time period:

                             1 Year    3 Years   5 Years   10 Years

  Money Market Portfolio*       19        60       109       267
  Bond Portfolio*               20        65       118       286
  Capital Growth Portfolio*     19        63       113       276
  Balanced Portfolio*           20        65       117       285
  Growth and Income Portfolio*  21        67       120       293
  International Portfolio*      25        79       142       343
  Global Discovery Portfolio*   29        93       167       398

  * Class A shares

  The above tables are intended to assist the Owner in understanding the costs and expenses that will be borne, directly or indirectly, including the expenses of the Scudder Variable Life Investment Fund. Note that the tables are based on the current charges and the $25 annual Maintenance Charge is expressed as .1% based on an anticipated average account value of $25,000, and is also as a percentage of the anticipated average Account Value. See Charges and Deductions, and the Scudder Variable Life Investment Fund prospectus. In addition to the expenses listed above, premium taxes may be applicable upon annuitization or surrender.

  THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                   CONDENSED FINANCIAL INFORMATION

                Banner Life Variable Annuity Account B

  The following information relating to accumulated unit values and number of accumulation units for 1996 is derived from the Variable Account's financial statements. The information relating to accumulation unit values and number of accumulation units should be read in conjunction with the Variable Account's financial statements and notes in the Statement of Additional Information.

  1996                  Money                       Capital
   Growth &
                        Market         Bond         Growth        Balanced
    Income     International   Global
                       Portfolio*    Portfolio*    Portfolio*
  Portfolio*  Portfolio*  Portfolio*     Discovery
  Accumulation
  Unit Value
  -Beginning of Period  $1.0257      $1.1690       $1.2844        $1.2498
    $1.2850     $1.1184        $1.0000
  -End of Period        $1.0521      $1.1911       $1.5303        $1.3858
    $1.5556     $1.2721        $1.0487
  Number of
  Accumulation Units
  -End of Period        471,204      618,460       1,731,028
  1,537,533   2,412,554   1008,399       408,702

  * Class A shares

                         FINANCIAL STATEMENTS

  The consolidated financial statements for Banner Life Insurance Company as of December 31, 1996, 1995 and 1994 and for each of the three years in the period ended December 31, 1996, the financial statements of the Banner Life Variable Annuity Account B as of December 31, 1996, and the related reports of the independent accountants are contained in the Statement of Additional Information.

                     HISTORICAL PERFORMANCE DATA

  Standardized Performance Data

  From time to time, Banner Life may advertise historical yields and total returns for the Sub-Accounts of the Variable Account. In addition, Banner Life may advertise the effective yield of the Money Market Sub-Account. These figures will be calculated according to standardized methods prescribed by the Securities and Exchange Commission ("SEC"). They will be based on historical earnings and are not intended to indicate future performance.

  The yield of the Money Market Sub-Account refers to the annualized income generated by an investment under a Policy in that Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment under a Policy in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The yield of a Sub-Account of the Variable Account (other than the Money Market Sub-Account) refers to the annualized income generated by an investment under a Policy in the Sub-Account over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period and is shown as a percentage of the investment.

  The total return of a Sub-Account of the Variable Account refers to return quotations assuming an investment under a Policy has been held in the Sub-Account for various periods of time including, but not limited to, a period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided. The total return quotations for a Sub-Account will represent the average annual compounded rates of return that equate an initial investment of $1,000 in the Sub-Account to the redemption value of that investment as of the first day of each of the periods for which total return quotations are provided.

  The yield and total return calculations for a Sub-Account do not reflect the effect of any premium taxes that may be applicable to a particular Policy. The yield calculations also do not reflect the effect of the Administrative Charge, the annual Maintenance Charge or the Mortality and Expense Risk Charge or any Contingent Deferred Sales Charge that may be applicable to a particular Policy. To the extent that a premium tax and/or Contingent Deferred Sales Charge is applicable to a particular Policy, the yield and/or total return of that Policy will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly summarized above, please refer to the Statement of Additional Information, a copy of which may be obtained from Banner Life.

  Non-Standardized Performance Data

  Banner Life may from time to time also advertise or disclose average annual total return or other performance data in non-standard formats for a Sub-Account of the Variable Account. The non-standard performance data may assume that no Contingent Deferred Sales Charge is applicable, and may also make other assumptions. The exclusion of the charges will result in a higher return than would be obtained after such a charge.

  All non-standard performance data will be advertised only if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information, a copy of which may be obtained from Banner Life.


                    BANNER LIFE INSURANCE COMPANY

  Banner Life Insurance Company ("Banner Life" or the "Company") is a stock life insurance company that is a wholly owned subsidiary of Legal & General Life Insurance Company of America, Inc., which in turn is a wholly owned subsidiary of Legal & General America, Inc., which in turn is wholly owned by Legal & General Netherlands Holding BV, which is a wholly-owned subsidiary of Legal & General, International Limited, a United Kingdom based holding company. The ultimate controlling entity is Legal & General Group Plc, a United Kingdom company. Banner Life is principally engaged in offering life insurance and annuities and is licensed in the District of Columbia and all states except Maine and New York.

  Banner Life is the successor to Government Employees Life Insurance Company ("GELICO"), which was a subsidiary of GEICO Corporation. GELICO was organized as a District of Columbia corporation on April 28, 1949. GELICO changed its name to Banner Life Insurance Company, and became a wholly owned indirect subsidiary of Legal & General Group Plc on December 1, 1983.

              THE BANNER LIFE VARIABLE ANNUITY ACCOUNT B

  Premiums paid under a Policy may be allocated to the Variable
  Account or to the General Account, or to a combination of these Accounts.

  The Banner Life Variable Annuity Account B

  The Banner Life Variable Annuity Account B (the "Variable Account") is currently divided into seven Sub-Accounts. Each Sub-Account invests exclusively in shares of a single portfolio of Class A shares of the Scudder Variable Life Investment Fund. Income and both realized and unrealized gains or losses from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to income, gains or losses from any other Sub-Account of the Variable Annuity Account or arising out of any other business Banner Life may conduct.

  Although the assets in the Variable Account are the property of Banner Life, the assets in the Variable Account attributable to the Policy are not chargeable with liabilities arising out of any other business which Banner Life may conduct. The Variable Account was established by Banner Life as a segregated asset account on March 2, 1994. The Variable Account will receive and invest the premiums allocated to it under the Policy. The obligations under the Policy are obligations of Banner Life Insurance Company.

  The Variable Account meets the definition of a separate account under federal securities laws and has been registered as a unit investment trust under the Investment Company Act of 1940. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Variable Account or Banner Life by the Commission.

  SCUDDER VARIABLE LIFE INVESTMENT FUND

  The Variable Account invests in shares of the Scudder Variable Life Investment Fund (the "Fund"), a mutual fund of the series type.
  The Fund consists of the following portfolios of Class A shares: a Money Market Portfolio, a Bond Portfolio, a Capital Growth Portfolio, a Balanced Portfolio, a Growth and Income Portfolio, and an International Portfolio, and a Global Discovery Portfolio (collectively, the "Portfolios"). The assets of each Portfolio of the Fund are held separate from the assets of the other Portfolios. Thus, each Portfolio operates as a separate investment portfolio, and the income or losses of one Portfolio have no effect on the investment performance of any other Portfolio.

  The investment objectives and policies of each Portfolio are summarized below. There is no assurance that any of the Portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the Fund's prospectus, which accompanies this Prospectus, and should be read carefully in conjunction with this Prospectus before investing and kept for future reference.

  The Fund is designed to provide investment vehicles for variable annuity or variable life insurance contracts of various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Fund's prospectus.

  Portfolios of the Fund. The following seven Portfolios of the Fund are available under the Policy:

  Money Market Portfolio (Class A shares). This Portfolio seeks to maintain stability of capital and, consistent therewith, to maintain liquidity of capital and to provide current income. The Portfolio purchases money market securities such as U.S. Treasury obligations, commercial paper, and certificates of deposit and banker's acceptances of domestic and foreign banks, including foreign branches of domestic banks, and enters into repurchase agreements.

  An investment in this Portfolio is neither insured nor guaranteed by the U.S. government, and there is no assurance that the portfolio will be able to maintain a stable net asset value.

  Bond Portfolio (Class A shares). This Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of securities. Under normal circumstances, the Portfolio invests at least 65% of its assets in bonds, including U.S. Government, corporate, and other notes and bonds paying high current income. The Portfolio may also invest in preferred stocks consistent with the Portfolio's objectives.

  Capital Growth Portfolio (Class A shares). This Portfolio seeks long-term capital appreciation and, consistent therewith, current income through a broad and flexible investment program. The Portfolio seeks to achieve these objectives by investing primarily in income producing, publicly-traded equity securities, such as common stocks and securities convertible into common stock, with an emphasis on securities of established companies. However, in order to reduce risk, as market or economic conditions may periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term indebtedness.

  Balanced Portfolio (Class A shares). The investment objective of this Portfolio is to realize a high level of long-term total rate of return consistent with prudent investment risk. The assets of the Portfolio will be invested in the following three market sectors: (1) common stock, preferred stock, and other equity securities; (2) bonds and other debt securities with maturities generally exceeding one year; and (3) money market instruments and other debt securities with maturities generally not exceeding one year.

  Growth and Income Portfolio (Class A shares). This Portfolio seeks long-term growth of capital, current income and growth of income. The Portfolio invests primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying current
  dividends.    The Portfolio allocates its investments among
  different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes. The Portfolio attempts to achieve its investment objective by investing primarily in dividend-paying common stocks, preferred stocks and securities convertible into common stocks.
  The Portfolio may also invest in foreign securities and in repurchase agreements.

  International Portfolio (Class A shares). This Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio intends to diversify investments among several countries and not to concentrate investments in any particular industry. The Portfolio primarily invests in equity securities, and it may also invest in fixed income securities of foreign governments and companies.

  Global Discovery Portfolio (Class A shares). This Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The Portfolio is designed for investors looking for above-average appreciation potential (when compared with the overall domestic stock market as reflected by Standard & Poor's 500 Composite Price Index) and the benefits of investing globally, but who are willing to accept above-average stock market risk, the impact of currency fluctuation and little or no current
  income.   The Portfolio generally invests in small, rapidly growing
  companies that offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus under-valued by the market. The Portfolio has the flexibility to invest in any region of the world. It can invest in companies based in emerging markets as well as firms operating in developed economies

  Investment Advisory Fees

  Scudder, Stevens & Clark, Inc. (the "Adviser") provides management and investment advisory services to the Fund. The Adviser provides investment research and portfolio management services to a number of mutual funds and other clients. Each Portfolio pays the Adviser a fee for its investment advisory services at the following annual rates:


                        Percentage of the Portfolio's
  Portfolio             Average Daily Net Asset Value
  Money Market Portfolio*        .370%
  Bond Portfolio*                .475%
  Capital Growth Portfolio*      .475%
  Balanced Portfolio*            .475%
  Growth and Income Portfolio*   .475%
  International Portfolio*       .875%
  Global Discovery Portfolio*    .975%

  * Class A shares

  Addition, Deletion, or Substitution of Investments

  Banner Life does not control the Fund and cannot guarantee that the Fund or any Portfolio thereof will be available for investment in the future or that the Fund or any Portfolio thereof will accept premiums or transfers. In the event that the Fund or any Portfolio is not available, Banner Life may take reasonable action to secure a comparable or otherwise appropriate funding vehicle, although it is not required to and may not do so. In the unlikely event that the Fund is not available in the future and a substitute funding vehicle is not obtained, then all Account Values could be maintained in the General Account. If the Fund or other funding vehicle restricts or refuses to accept transfers or other transactions, then the transfer privilege may be modified or revoked or other changes made.

  Banner Life reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Fund that are held by the Variable Account (or any Sub-Account) or that the Variable Account (or any Sub-Account) may purchase. Banner Life reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Sub-Account. Banner Life will not substitute any shares attributable to a Policy owner's interest in a Sub-Account of the Variable Account without notice and prior approval of the Securities and Exchange Commission and the insurance regulator of the state where the Policy was delivered, if and where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

  Banner Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company or suitable investment, with a specified investment objective. New Sub-Accounts may be established when, in the sole discretion of Banner Life, marketing needs or investment conditions warrant, and any new Sub-Account will be made available to existing Policy owners on a basis to be determined by Banner Life. Banner Life may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of any such substitution or change, Banner Life may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Banner Life to be in the best interests of persons having voting rights under the Policy, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Banner Life separate accounts.

  Resolving Material Conflicts

  The Fund is used as investment vehicles for both variable life insurance and variable annuity policies issued by the Banner Life. In addition, the Fund is also available to registered separate accounts of insurance companies other than Banner Life offering variable life insurance and annuity policies. As a result, there is a possibility that an irreconcilable material conflict may arise between the interests of Owners whose cash values are allocated to the Banner Life Variable Annuity Account and of Owners of policies whose cash values are allocated to different participating separate accounts investing in the Fund. In the event of a material conflict, the Banner Life will take any necessary actions, including the withdrawal of the assets allocable from the Fund, to resolve the matter.

                         THE GENERAL ACCOUNT

  This Prospectus is generally intended to serve as a disclosure document only for the Policy and the Variable Account. For complete details regarding the General Account, see the Policy itself.

  Premiums allocated and amounts transferred to the General Account become part of the general account of Banner Life, which supports insurance and annuity obligations. Interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the General Account registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the General Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts and Banner Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the fixed portion.

  The General Account is made up of all the general assets of Banner Life, other than those in the Variable Account, or in any other segregated asset account. The Owner may allocate Premium Payments to the General Account at the time of Premium Payment or by subsequent transfers from the Variable Account. Instead of the Owner bearing the investment risk as is the case for values in the Variable Account, Banner Life bears the full investment risk for all values in the General Account. Banner Life has sole discretion to invest the assets of its general account subject to applicable law.

  The allocation or transfer of funds to the General Account does not entitle the Owner to share in the investment experience of the General Account. Instead, Banner Life guarantees that the General Account Value will accrue interest at an effective annual rate of at least 3%, without regard to the actual investment experience of the General Account. Consequently, if the Owner allocates all premiums only to the General Account and makes no transfers, the minimum amount of the Account Value will be determinable and guaranteed.

  General Account Value. The General Account Value is (1) plus (2) plus (3) minus (4) minus (5) where:

  (1) is the General Account Value on the prior Policy Anniversary, plus interest from that day, less the proportion of the annual maintenance charge attributable to the General Account;

  (2) are premiums credited to the General Account since the prior Policy Anniversary, plus interest from the day premiums are credited;

  (3) are transfers from the Variable Account to the General Account since the prior Policy Anniversary, plus interest from the date of the transfer;

  (4) are transfers to the Variable Account from the General Account since the prior Policy Anniversary, plus interest from the date of transfer; and

  (5) are partial surrenders from the General Account together with any partial surrender charges, plus interest from the date of partial surrender.

  Banner Life guarantees that it will credit interest at a rate of at least 3% per year, compounded annually, to money allocated to the General Account. Interest in excess of 3% may be credited at such rate and in such manner as determined by the Company in its sole discretion.

  Transfers From the General Account. The minimum amount that may be transferred from the General Account is the lesser of: (1) $100; or (2) the entire General Account Value. The maximum amount that may be transferred from the General Account in any consecutive 12 month period is the greater of: (1) 25% of General Account Value; or (2) the greatest amount of any previous transfer more than one year from the date of the current transfer.

  Banner Life may postpone the calculation and payment of surrender values or transfers from the General Account for up to 6 months. Transfers may be subject to a service charge.

                              THE POLICY

  The rights and benefits under the Flexible Premium Variable Annuity Policy are summarized below. However, the description of the Policy contained in this Prospectus is qualified in its entirety by the Policy itself, a copy of which is available upon request from Banner Life.

  Policy Application and Issuance of Policy

  Before it will issue a Policy, Banner Life must receive a completed Policy application and a minimum initial Premium of at least $2,000. A Policy ordinarily will be issued only in respect of Annuitants Age 0 through 90. Acceptance or declination of an application or premium payment shall be based on Banner Life's underwriting standards and Banner Life reserves the right to reject any application or premium payment based on those standards.

  If the application can be accepted in the form received, the initial Premium Payment will be credited to the Account Value not later than two business days after the later of the date of receipt of the application or receipt of the initial Premium Payment. If the initial Premium Payment cannot be credited within two days because the application or other issuing requirements are incomplete, and the incomplete application is not made complete within five business days after receipt, then the applicant will be contacted and given an explanation for the delay and the initial Premium Payment will be returned immediately unless the applicant consents to Banner Life's retaining the initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

  The date on which the initial Premium Payment is credited to the Account Value is the Policy Date. The Policy Date is the date used to determine Policy Years and Policy Anniversaries.

  Premium Payments

  All Premium Payment checks or drafts should be made payable to Banner Life Insurance Company. Except for the initial Premium
  Payment, all Premium Payments should be sent to the Administrative
  Office.

  Initial Premium Payment. The minimum initial Premium Payment that Banner Life currently will accept under a Policy is $2,000. Banner Life reserves the right to increase or decrease this amount for a class of Policy issued after some future date. The initial Premium Payment is the only Premium Payment required to be paid under a Policy.

  Additional Premium Payments. While the Annuitant is living and prior to the Maturity Date, the Owner may make additional Premium Payments at any time, and in any frequency. The amount of each additional premium payment must be at least $50. Additional Premium Payments of more than $500,000 require Banner Life's approval. Additional Premium Payments will be credited to the Policy and added to the Account Value as of the Valuation Day when they are received. Banner Life reserves the right to reject any Premium Payment. If no Premium Payments are made for any three year consecutive period and if the Net Account Value of the Policy falls below $500 during that period, Banner Life reserves the right to terminate the Policy and pay the Cash Surrender Value to the Owner. Before a policy will be terminated, however, Banner Life will give Owners a 30 day notice to increase the funds in their account to the required minimum.

  Allocation of Premium Payments. On the date of issue, Banner Life will allocate Premium Payments to the Sub-Accounts of the Variable Account and the General Account in accordance with the initial Net Premium Allocation Percentages. The initial net premium allocation percentages are set forth in the application. The Owner may change this allocation by giving acceptable notice to Banner Life. The Owner may allocate any whole percentages of at least 10%, and the total allocation must equal 100%. Any allocation will be used for additional Premium Payments until and unless the Owner requests a change of allocation. The Owner may change the allocation instructions for future additional Premium Payments by sending Written Notice, signed by the Owner, to Banner Life's Administrative Office. The allocation change will apply to payments received on or after the date notice is received.



  Account Value

  On the Policy Date, the Account Value equals the premium received by Banner Life. Thereafter, the Account Value equals the sum of the Variable Account value and General Account value. The Account Value will increase by (1) any additional Premium Payments received by Banner Life; and (2) any increases in the Account Value due to investment results of the selected Account(s). The Account Value will decrease by (1) any surrenders; (2) any decreases in the Account Value due to investment results of the selected Accounts or Sub-Accounts; and (3) the charges imposed by Banner Life.

  The Account Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of the selected Account(s) and/or Sub-Account(s), as well as the deductions for charges. A Valuation Period is the period between successive Valuation Days. It begins at the close of business on each Valuation Day and ends at the close of business on the next succeeding Valuation Day. A Valuation Day is each day that the New York Stock Exchange is open for business. Holidays are generally not Valuation Days.

  The Variable Account Value. When a Premium is allocated or an amount is transferred to a Sub-Account of the Variable Account, it is credited to the Policy in the form of Accumulation Units. Each Sub-Account of the Variable Account has a distinct Accumulation Unit Value (the "Unit Value"). The number of units credited is determined by dividing the Premium Payment or amount transferred by the Unit Value of the Sub-Account as of the end of the Valuation Period during which the premium is received. When amounts are transferred out of, or surrendered or withdrawn from an Account or Sub-Account, units are canceled or redeemed in a similar manner.

  For each Sub-Account, the Unit Value for a given Valuation Day is based on the net asset value of a share of the corresponding Portfolio of the Fund. Therefore, the Unit Values will fluctuate from day to day based on the investment experience of the corresponding Portfolio. The determination of Sub-Account Unit Values is described in detail in the Statement of Additional Information.

  Net Account Value. The Net Account Value is the Account Value minus any policy loan balance.

  Cash Surrender Value. The Cash Surrender Value is the Net Account Value minus the Contingent Deferred Sales Charge, if any, and minus the annual Maintenance Charge.

  Transfers

  An Owner can transfer Account Value from one Account or Sub-Account to another Account or Sub-Account prior to or after the Maturity date, within certain limits.

  Subject to the limitations and restrictions described below, transfers from an Account or Sub-Account may be made by sending notice acceptable to Banner Life, signed by the Owner, to the Administrative Office. The minimum amount which may be transferred is the lesser of $100 or the entire value of the account or sub-account. In other words, a minimum of $100 must be transferred, unless the value in an account or sub-account before the transfer is less than $100.

  Transfers out of a Sub-Account of the Variable Account currently may be made as often as the Owner wishes, subject to the minimum amount specified above (Banner Life reserves the right to charge a fee for more than 12 transfers in a Policy Year and otherwise limit or restrict transfers in the future). Currently, Banner charges no transfer fee. Transfers are subject to the Postponement of Payments provision (see page 1 of the Statement of Additional Information, which is available from Banner Life upon request).

  Transfers from the General Account are subject to the restrictions described above under "Transfers From the General Account."

  Banner Life also reserves the right to revoke or modify the transfer privilege in any way, such as limiting the number or frequency of transfers.

  Non-participating Policy

  The Policy does not participate or share in the profits or surplus earnings of Banner Life. No dividends are payable on the Policy.

  Policy Loans

  The Owner may, beginning in the second policy year, borrow up to a maximum of 50% of the cash surrender value.

  There are tax consequences which must be considered when an Owner borrows against the Cash Surrender Value. A Policy Loan initiated on a nonqualified Policy is treated by the IRS as a taxable surrender. As such, Owners may be subject to federal and state (if applicable) income tax and a 10% penalty tax on the loan amount if the loan is initiated before the Owner is 59.5 years of age. Loans are not available for Policies issued as IRAs. Additional considerations may apply to loans under Qualified Policies (see Federal Tax Consequences).

  Interest on Policy Loans. Interest on Policy Loans will be fixed at 7.4% and payable in advance from the date of the loan to the next Policy Anniversary. Subsequently, interest is payable in advance at the beginning of each Policy Year. If the interest is not paid when due, it will be added to the loan and bear interest at the same rate.

  General Account Value Requirement. While the loan is outstanding or if interest is not paid when due, funds from the Owner's Account Value, equal to the loan plus interest, will be transferred to the General Account from the Separate Account. The Owner may specify how to allocate the transfer from among the Sub-Accounts. Otherwise, Banner Life will allocate the transfer assuming the loan amount is deducted from the General Account Value first and then in proportion to the Account Values in each Sub-Account. The amount remaining in any Sub-Account must be at least $100. There will be no transfer fee applied for this type of transfer.

  Repayment of Policy Loans. A Policy Loan may be repaid in full or in part at a minimum rate of $50 at any time while the Policy is in force. When a loan repayment is made, the Owner may request that the General Account Value related to the payment be transferred to one or more Sub-Accounts of the Separate Account.

  Dollar Cost Averaging

  Dollar Cost Averaging is a program which, if elected, enables an Owner to systematically transfer specified dollar amounts into the six portfolios at regular intervals. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations. The minimum amount per period to allocate is $100. Election into this program may occur at any time by properly completing the Dollar Cost Averaging election form and returning it to the Company and insuring that there is sufficient money in the designated portfolio(s).

  Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed;
  (2) the Account Value of the designated portfolio(s) is insufficient to complete the next transfer; (3) the Owner requests termination in writing and such notice is received in time to cancel the transfer; or (4) the Contract is terminated. There is no current charge for Dollar Cost Averaging but Banner Life reserves the right to charge for this program. In the event there are additional transfers, a transfer fee may be charged. Banner Life does not intend to profit from any such charge.

  Dollar Cost Averaging may not be successful and may not result in a higher policy value than a lump sum payment.

  Employee and Agent Purchases

  For Non-Qualified policies sold to (a) registered representatives or employees of Banner Life (or its affiliates), and (b) immediate family members of such employees or registered representatives, no field compensation will be paid. Instead, Banner Life will add the dollar amount that otherwise would be paid as field compensation to the Account Value on the Policy Date. This amount will be reported for tax purposes as compensation to such employee or registered representative, and treated as a premium for purposes of the Contingent Deferred Sales Charge and any possible premium tax charge.

  Powers of Attorney

  As a general rule and as a convenience to Owners, Banner Life allows the use of powers of attorney whereby Owners give third parties the right to effect Account Value transfers on behalf of the Owners. However, when the same third party possesses powers of attorney executed by many Owners, the result can be simultaneous transfers involving large amounts of Account Value. Such transfers can disrupt the orderly management of the mutual funds underlying the variable policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of purchasers of variable policies. Banner Life believes that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the funds underlying the policies, and this position is shared by the managements of the Fund.

  Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties holding multiple powers of attorney, Banner Life will not honor such powers of attorney and has instituted or will institute procedures to assure that the transfer requests that it receives have, in fact, been made by the Owners in whose names they are submitted. However, these procedures will not prevent owners from making their own Account Value transfer requests.

  Right to Return the Policy

  The Owner may cancel the Policy within ten (10) days after receiving it by returning it to the agent through whom it was purchased or delivering or mailing the Policy and a Written Notice of Cancellation to Banner Life at its Administrative Office or such other methods as described in the contract. In the event of cancellation, Banner Life will refund any premiums paid plus or minus any investment gains or losses unless otherwise required by state law, and the Policy will be deemed void from the beginning.

                    DISTRIBUTIONS UNDER THE POLICY

  Tax Consequences

  Distributions (such as surrenders) and deemed distributions
  (including Policy Loans) may have tax consequences; that is, surrenders and Policy loans may be subject to federal and state (if applicable) income tax and a 10% penalty tax. See the discussion below under Certain Federal Income Tax Consequences.

  Surrenders

  The Owner may surrender the Policy for the Cash Surrender Value in exchange for a cash withdrawal payment from Banner Life at any time at or before the Maturity Date. The Cash Surrender Value is the Net Account Value (the Account Value minus any outstanding policy loan balance) on the surrender date less any applicable Contingent Deferred Sales Charge and less the annual Maintenance Charge. However, if the Net Account Value at the time of surrender is equal to or greater than $50,000, then the annual Maintenance Charge will be waived. The Owner may, if an individual, elect to receive the Cash Surrender Value in the form of one of the Annuity Payment Plans described below. After the Maturity Date, the Policy cannot be surrendered unless Annuity Option 5 (Annuity Certain) has been selected.

  Since the Owner assumes the investment risk with respect to Premium Payments allocated to the Variable Account, and because withdrawals are subject to a Contingent Deferred Sales Charge, the total amount paid upon total surrender of the Policy (taking any prior surrenders into account) may be more or less than the total Premium Payments made. Following a surrender of the Policy, or if the Policy terminates for any other reason, all rights of the Owner and Annuitant will terminate.

  Full and partial surrenders will result in the oldest premium payments being liquidated first in descending order to the most recent payment.

  Partial Surrender. The Owner may withdraw a portion of the Cash Surrender Value from the Variable Account at any time prior to the Maturity Date by sending a Written Request to Banner Life's Administrative Office. The minimum amount that can be withdrawn from any Sub-Account or the General Account is $100, and the amount withdrawn cannot exceed the Net Account Value on the date of partial surrender less $1,000. The Owner may specify the Accounts or Sub-Accounts from which partial surrender amounts should be taken. If an allocation for a partial surrender is not made, the amount withdrawn will be allocated in proportion to the Account Values in the Sub-Accounts and the General Account. After the
  Maturity Date, partial surrenders are not permitted.   (See Annuity
  Payments.)

  The maximum partial surrender amount that may be obtained from the General Account during any consecutive 12 month period is limited to the greater of (1) and (2) where: (1) is 25% of the General
  Account Value; and (2) is the greatest amount previously surrendered from the General Account.

  Contingent Deferred Sales Charge. The only charges for surrenders are the Contingent Deferred Sales Charge (up to 7%), if it applies, and the annual Maintenance Charge. Accordingly, the amount available for surrender is the Cash Surrender Value, which is the Net Account Value less any applicable Contingent Deferred Sales Charge and less the annual Maintenance Charge. However, once per Policy Year, there is a maximum free withdrawal amount which is equal to 15% of any premium payments paid within the previous seven years. Additionally 100% of any premium payments which were paid at least seven years ago and have not already been surrendered do not incur the Contingent Deferred Sales Charge. Amounts withdrawn in excess of this free withdrawal amount or withdrawn in the same Policy Year as a previous withdrawal are subject to the Contingent Deferred Sales Charge, but only during the first seven years after the most recent premium payment. All premiums that were deposited more than seven years prior to withdrawal are free of surrender charges. In addition, a Contingent Deferred Sales Charge will not be assessed if the Surrender Value is applied to an Annuity Payment Plan with payments over at least a five year period. (For a discussion of the Contingent Deferred Sales Charge, see Charges and Deductions - Contingent Deferred Sales Charge.)

  Annuity Payments

  Maturity Date. Annuity Payments under a Policy will begin on the Maturity Date, which is selected by the Owner. The Owner may change the Maturity Date to any Policy anniversary on or before the maximum maturity age by sending Written Notice to Banner Life. Any change must be sent before the maturity date. The maximum maturity date is the Policy anniversary following the annuitant's 99th birthday.

  Election of Annuity Payment Plan. The Owner will choose an Annuity Payment Plan on or before the Maturity Date. Also, during the lifetime of the Annuitant and at any time prior to the Maturity Date, the Owner may change the election. If no election is made prior to the Maturity Date, Annuity Payments will be made under Option 2 (described below).

  If the Annuitant or any Owner dies prior to the Maturity Date, a Death Benefit will be paid to the surviving Owner. If there is no surviving Owner, then a Death Benefit will be paid to the Beneficiary. However, if the beneficiary is an individual receiving payment in his or her own right, then the Beneficiary can elect to receive the Death Benefit under one of the Annuity Payment Plans, to the extent allowed by law and subject to the terms of any settlement agreement. (See Death Benefit.) Annuity Payments will be made on either a fixed basis or a variable basis as selected by the Owner (or the Beneficiary, after the Annuitant's or Owner's death).

  Annuity Payment Plans

  The Policy provides six Annuity Payment Plans which are described below. The Owner may elect a Fixed Payment Option, a Variable Payment Option, or a combination of both. If the Owner elects a combination, he must specify what part of the Net Account Value is to be applied to the Fixed and Variable Options. If the Owner does not specify fixed or variable payments, then the separate account value will be applied to provide a variable annuity, and the general account value minus any withdrawals will be applied to provide a fixed annuity.

  The effect of choosing a Fixed Annuity Option is that the minimum amount of each payment will be set on the Maturity Date and will not change. If a Fixed Annuity Option is selected, the Account Value will be transferred to the general account of Banner Life, and the Annuity Payments will be fixed in minimum amount by the Net Account Value, the Annuity Payment Plan selected, and the age and sex (to the extent permissible under applicable law) of the Annuitant. For further information, contact Banner Life at its Administrative Office.

  The following options are currently available:

  Option 1 - Life Income. Monthly payments will be made during the lifetime of the Annuitant. Payments will end with the last monthly payment before his or her death.

  Option 2 - Life With Period Certain. Monthly payments will be made during the lifetime of the Annuitant. If death of the Annuitant occurs before the end of the period certain, payments will continue during the remainder of that period. Payments are guaranteed for that period.

  Option 3 - Cash Refund. This is an annuity payable during the lifetime of the annuitant. Upon the death of the annuitant, a final payment will be made to the beneficiary equal to the excess, if any, of (1) - (2) where: (1) is the initial value of the proceeds applied under this option; and (2) is the dollar amount of payments already paid.

  Option 4 - Installment Refund. Monthly payments will be made to the annuitant during his or her life. Upon the death of the annuitant, payments will continue on a monthly basis until the sum of the payments made equals the Net Account Value applied at the Maturity Date.

  Option 5 -Annuity Certain. Monthly payments will be made to the Annuitant for a specified period certain. Payments are guaranteed for that specified period. Under this option, the Policy can be surrendered for its Annuity Value after Annuity Payments begin. (See Annuity Value.) The Annuity Value may be reduced by a Contingent Deferred Sales Charge, depending upon the Policy Year of Surrender. Although this Option does not involve a life contingency, if variable payments are selected the amount of the payments will reflect the deduction for mortality and expense risks, since that charge is included in the calculation of Annuity Unit values.

  Option 6 - Joint Life Income. Monthly payments are made for the lifetime of the first of two people named. If the second person survives the first, payments will continue for his or her life.

  Other Options may be arranged by agreement with Banner Life.

  If the Owner does not select an Annuity Payment Plan before the Maturity Date, Option 2, Life with a period certain of ten years will be applied automatically on the maturity date.

  Note Carefully: Under Payment Options 1 and 6, it would be possible for only one Annuity Payment to be made if the Annuitant(s) were to die before the due date of the second annuity payment, only two Annuity Payments if the Annuitant(s) were to die before the due date of the third annuity payment, and so forth.

  Variable Payment Options. The dollar amount of the first Variable Annuity Payment will be determined in accordance with the annuity payment rates based on the assumed interest rate of 3%. The dollar amount of every subsequent Variable Annuity Payment will vary based on the investment performance of the Sub-Account(s) of the Variable Account selected by the Annuitant or Beneficiary.

  The amount of the variable payments will be based on the table in the Policy for the variable option selected. If the actual investment performance exactly matched the assumed interest rate of 3% at all times, the amount of each Variable Annuity Payment would remain equal. If actual investment performance exceeds the assumed interest rate, the amount of the payments would increase. Conversely, if actual investment performance is worse than the assumed interest rate, the amount of the payments would decrease.

  Determination of the First Variable Payment. The amount of the first variable payment depends upon the Net Account Value on the Maturity Date and on the Annuity Payment Plan.

  Determination of Subsequent Variable Payments. All Variable Annuity Payments other than the first are calculated using "Annuity Units" which are allocated to the Policy. The number of Annuity Units to be allocated in respect of a particular Sub-Account is determined by dividing that portion of the first Variable Annuity Payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Day on which the initial payment is determined. The number of Annuity Units of each particular Sub-Account allocated to the Policy then remains fixed. The dollar value of variable annuity units in the chosen Sub-Account will increase or decrease reflecting the investment experience of the chosen Sub-Account. The dollar amount of each Variable Annuity Payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each particular Sub-Account credited to the Policy by the Annuity Unit Value for the particular Sub-Account on the date the payment is made. The calculation of Annuity Unit Values is described in the Statement of Additional Information.

  A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, the Owner has not provided Banner Life with a written election not to have federal income taxes withheld, Banner

  Life must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. Withholding is mandatory for certain Qualified Contracts. (See Certain Federal Income Tax Consequences.)

  Adjustment of Annuity Payments. If the initial monthly Annuity Payment is less than $50, Banner Life will reduce the frequency of payments until the initial payment is not less than $50. If the initial annual Annuity Payment is less than $50, Banner Life will pay the Cash Surrender Value at maturity. If Banner Life pays the Cash Surrender Value, Banner Life will have no further obligation under this policy.

  Annuity Value. The Annuity Value is the sum of the annuity values in the General Account and the Variable Account. In the General Account, the Annuity Value on the Maturity Date is the Net Account Value allocated to the General Account on the Maturity Date. Thereafter, the Annuity Value is decreased when annuity payments are made from the General Account, and increased or decreased when transfers are made to or from the General Account. Remaining General Account Annuity Values are credited with 3% interest, compounded annually. Banner Life may credit additional interest to the General Account Annuity Value.

  In any Sub-Account of the Variable Account, the Annuity Value equals the product of the Accumulation Unit Value and the annuity unit balance. The annuity unit balance on the Maturity Date equals the Account Value allocated to the Sub-Account divided by the Accumulation Unit Value. Thereafter, the annuity unit balance is decreased when annuity payments are made, and increased or decreased when transfers to or from the sub-account are made. Accumulation unit values are described in the Statement of Additional Information.

  Death Benefit

  Death of Annuitant or Owner Prior to Maturity Date. If the Annuitant, Owner, or the first death if there is more than one Owner, dies prior to the Maturity Date, a Death Benefit will be paid to the surviving Owner. If there is no surviving Owner, then a Death Benefit will be paid to the Beneficiary. With regard to Joint Owners, at the first death of a Joint Owner prior to the Annuity Commencement Date, the surviving Owner will be the Beneficiary notwithstanding that the beneficiary designation may be different. If death occurs before age 80, the Death Benefit is equal to the greatest of (1) the Owner's Net Account Value at the time the death benefit is paid; (2) the Net Account Value as of the last seven year anniversary plus premium payments paid, minus any Policy Loans taken and policy interest accrued, minus any partial surrenders since that anniversary or; (3) premiums paid, minus any partial surrenders, compounded at 5% interest up to a maximum of twice the sum of premiums paid adjusted for any outstanding loans. If the attained age of the deceased is 81 or older at the time of death, then the greater of (1) or (2) only will be paid. Also, if the surviving Owner or beneficiary is the spouse of the deceased Owner, the surviving spouse becomes the sole Owner and may elect to continue the Policy.

  The Death Benefit is payable upon receipt of the later of (1) Due Proof of Death of the Annuitant or Owner as well as proof that the Annuitant or Owner died prior to the commencement of Annuity Payments and (2) the election of a death benefit payment plan. If no death benefit payment plan is chosen, then the death benefit will be paid in a lump sum in one year from the date of receipt of due proof of death. The Beneficiary may receive the amount payable in a lump sum cash benefit. However, if the Beneficiary is an individual receiving payment in his or her right, subject to any limitation under any state or federal law, rule, or regulation, he or she may select any one of the annuity payments plans offered in this policy.

  If the beneficiary is not an individual, then only a single sum payment will be made.

  Federal tax law requires that if the Owner (or any Joint Owner) dies before the Maturity Date, the entire value of the Policy must generally be distributed within five years of the date of death of the Owner (or the Joint Owner). Special rules may apply to the spouse of the deceased Owner.

  See the Statement of Additional Information for a detailed description of these requirements.

  Death of Annuitant On or After Maturity Date. The death benefit, if any, payable if the Annuitant dies on or after the Maturity Date depends on the Annuity Payment Plan selected. Upon the Annuitant's death, the remaining portion of the Annuitant's interest in the Policy, if any, will be distributed at least as rapidly as under the method of distribution being used as of the date of the Annuitant's death.

  Beneficiary. The Beneficiary designation in the application will remain in effect until changed. The Owner may change the designated Beneficiary by sending Written Notice to Banner Life. The Beneficiary's consent to such change is not required unless the Beneficiary was irrevocably designated or consent is required by law. (If an irrevocable Beneficiary dies, the Owner may then designate a new Beneficiary.) The change will take effect as of the date the Owner signs the Written Notice, whether or not the Owner is living when the Written Notice is received by Banner Life. Banner Life will not be liable for any payment made before the Written Notice is received. If more than one Beneficiary is designated, and the Owner fails to specify their interests, they will share equally.

  Restrictions Under Section 403(b) Plans

  Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Policy used for a 403(b) plan will prohibit distributions of elective contributions and earnings on elective contributions except upon death of the employee, attainment of age 59.5, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

  Systematic Withdrawals

  Banner Life permits a systematic withdrawal plan which enables an Owner to preauthorize a periodic exercise of the contractual withdrawal rights. Systematic withdrawal is not available for Non-Qualified contracts where the Owner is under age 59.5. Certain tax penalties and restrictions may apply to systematic withdrawals from the Policy. Owners entering into such a plan instruct Banner Life to withdraw a level dollar amount from the Policy on a monthly or quarterly basis. The amount deducted will result in the cancellation of Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total Account Value. The Owner must specify in writing in advance which units are to be cancelled if other than the above mentioned method of cancellation is desired. Banner Life reserves the right to modify the eligibility rules at any time, without notice. The exercise of the systematic withdrawal plan in any Policy Year replaces the annual maximum free withdrawal amount of up to 15% of premiums payments paid within the previous seven years (i.e. no Contingent Deferred Sales Charge is charged). Any other withdrawal in a year when the systematic withdrawal plan has been utilized will be subject to the Contingent Deferred Sales Charge. All premiums that were deposited more than seven years prior to the withdrawal are free of surrender charges.

  Delay of Payments

  Banner Life reserves the right to suspend or postpone payments for any period when: (1) the New York Stock Exchange is closed on other than customary weekend and holiday closures, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"); (2) the SEC by order permits postponement for the protection of Owners or; (3) an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonable, or practicable, or it is not reasonable or practicable to determine the value of the net assets of the Variable Account.

  The applicable rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions described in
  (2) and (3) exist.

                     OTHER CONTRACTUAL PROVISIONS

  Periodic Reports

  Prior to the Maturity Date, Banner Life will send the Owner, or such other person having voting rights, at least once per year, a statement showing the number, type and value of Accumulation Units credited to the Owner's Account and the fixed accumulation value of such account, which statement shall be accurate as of a date not more than two months previous to the date of mailing. In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Fund as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. Banner Life will also send such statements reflecting transactions in the Owner's Account as may be required by applicable laws, rules and regulations.

  Upon request, Banner Life will provide the Owner with information regarding fixed and variable accumulation values.

  Splitting Units

  Banner Life reserves the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

  Modification

  Upon notice to the Owner (or the Annuitant during the annuity period), the Policy may be modified by Banner Life if such modification: (1) is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which the Banner Life or the Variable Account is subject; or (2) is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; or (3) is necessary to reflect a change in the operation of the Variable Account or the sub-account(s); or (4) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, the Banner Life may make appropriate endorsement in the Policy to reflect such modification.

  Custodian

  Banner Life is the Custodian of the assets of the Variable Account. Banner Life will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with the instructions of the Owner and redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

  CHARGES AND DEDUCTIONS

  Banner Life will make certain charges and deductions in connection with the Policy in order to compensate it for incurring expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the Accounts and the Policy. Charges may also be made for premium taxes, federal, state or local taxes, or for certain transfers or other transactions.

  Contingent Deferred Sales Charge

  Banner Life will incur expenses relating to the sale of the Policy, including commissions to registered representatives and other promotional expenses. Banner Life may deduct a Contingent Deferred Sales Charge from any Net Account Value surrendered (i.e., withdrawn) in connection with a full or partial Policy surrender in order to cover distribution expenses. However, once per Policy Year, there is a maximum free withdrawal amount which is equal to 15% of any premium payments paid within the previous seven years. Additionally 100% of any premium payments which were paid at least seven years ago and have not already been surrendered do not incur the Contingent Deferred Sales Charge. Amounts withdrawn in excess of this free withdrawal amount or withdrawn in the same Policy Year as a previous withdrawal are subject to the Contingent Deferred Sales Charge, but only during the first seven years after the most recent premium payment. All premiums that were deposited more than seven years prior to withdrawal are free of surrender charges. For this purpose, premiums are withdrawn on a first in - first out basis. In addition, a Contingent Deferred Sales Charge will not be assessed if the Surrender Value is applied to an Annuity Payment Plan with payments over at least a five year period.

  The amount of the Contingent Deferred Sales Charge is determined by multiplying the applicable Contingent Deferred Sales Charge percentage by the lesser of the Account Value or total premiums paid less prior partial surrenders, for full surrenders; or by the lesser of (a) the amount withdrawn, or (b) total premiums paid less prior partial surrenders, for partial surrenders. Premium Payments are deemed to be withdrawn before earnings, and after all Premium Payments have been withdrawn, the remaining Net Account Value may be withdrawn without any Contingent Deferred Sales Charge. In no event will the aggregate Contingent Deferred Sales Charge exceed 8.5% of aggregate premiums paid. The following is the table of Contingent Deferred Sales Charge Percentages:

       Completed Years  Applicable Contingent
       From Date of       Deferred Sales
       Premium Payment  Charge Percentage
          0                   7.0%
          1                   6.0%
          2                   5.0%
          3                   4.0%
          4                   3.0%
          5                   2.0%
          6                   1.0%
          7 or more           0.0%

  The Contingent Deferred Sales Charge applies to both total and partial surrenders and to Annuity Payment Plans that cover less than five years. For partial surrenders, the charge will be deducted from the Account Value remaining after Banner Life pays the Owner the requested amount. However, if surrender value is used to purchase an Annuity Payment Plan with the payments thereof to be made over at least a five year period, surrender charges will be waived.

  Mortality and Expense Risk Charge

  Banner Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Policy. This charge currently is equal to an effective annual rate of 1.20% of the value of net assets in the Variable Account. Of that amount, approximately one-third, or .40%, is attributable to mortality risks, and approximately two-thirds, or .80% is attributable to expense risks. The Mortality and Expense Risk Charge is reflected in the Accumulation or Annuity Unit Values for the Policy for each Sub-Account; accordingly, this charge is imposed both before and after the Maturity Date.

  Account Values and Annuity Payments are not affected by changes in actual mortality experience nor by actual expenses incurred by Banner Life. The mortality risks assumed by Banner Life arise from its contractual obligations to make Annuity Payments (determined in accordance with the Annuity tables and other provisions contained in the Policy) and to pay Death Benefits prior to the Maturity Date. Thus, Owners are assured that neither an Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the monthly Annuity payments that the Annuitant will receive under the Policy.

  Banner Life also bears substantial risk in connection with the payment of the Death Benefit since Banner Life may pay a Death Benefit that exceeds the Account Value, without deducting any applicable Contingent Deferred Sales Charge. The expense risk assumed by Banner Life is the risk that Banner Life's actual expenses in administering the Policy and the Accounts will exceed the amount recovered through the Administrative Charges.

  If the Mortality and Expense Risk Charge is insufficient to cover Banner Life's actual costs, Banner Life will bear the loss; conversely, if the charge is more than sufficient to cover costs, the excess will be profit to Banner Life. Banner Life expects a profit from this charge. To the extent that the Contingent Deferred Sales Charge is insufficient to cover the actual cost of Policy distribution, the deficiency will be met from Banner Life's general corporate assets, which may include amounts, if any, derived from the Mortality and Expense Risk Charge.

  Administrative Charges

  In order to cover the costs of administering the Policy and the Accounts, Banner Life deducts an annual Maintenance Charge from the Account Value of each Policy prior to the Maturity Date. A pro-rata portion of the annual Maintenance Charge is deducted from the General Account Value at the end of each Policy Year. The remainder of the Maintenance Charge will be deducted from the Sub-Accounts of the Variable Account in the same proportion that the Owner's interest in each bears to the total Account Value. If the Policy is surrendered during a Policy Year, this charge will be deducted. After the Maturity Date, the charge is not deducted. This annual Maintenance Charge is $25. However, the Maintenance charge will be waived if the Account Value of the Policy at the end of the Policy Year is $50,000 or more. Banner Life does not anticipate realizing any profit from this charge.

  Additionally, there is a daily Administrative Charge at the annual rate of 0.10% of the value of the net assets of the Variable
  Account. Banner Life does not expect to profit from the Administrative Charge.

  Premium Taxes

  For those contracts subject to premium tax, a charge for the tax will be deducted from the Account Value upon annuitization or surrender as determined in accordance with applicable law. Banner Life believes that as of the date of this prospectus, premium taxes range from 0% to 3.5%.

  Federal, State and Local Taxes

  No charges are currently made for federal, state, or local taxes other than premium taxes. However, Banner Life reserves the right to deduct such taxes from the Accounts or Sub-Accounts in the future.

  Transfer Charge

  Banner Life reserves the right to charge a fee for transfers in excess of 12 per year. Currently, Banner Life charges no transfer fee and will provide advance notice to Owners of any changes in this policy. In that event the transfer charge will be deducted from the amount transferred. For the purpose of determining whether a transfer charge is payable, initial Premium Payment allocations are not considered transfers. All transfer requests made simultaneously will be treated as a single request. No transfer charge will be imposed for any transfer which is not at the Owner's request. Banner Life reserves the right to revoke or modify the transfer privilege. For example, the number or frequency of transfers could be restricted, or charges could be imposed for all transfers. The amount of the charge may be increased in the future.


  Reduction of Charges for Group Sales

  The Contingent Deferred Sales Charge may be reduced for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of expenses incurred by Banner Life in connection with the sale of the Policies. The availability of a reduction in such charges will be determined by Banner Life and based upon the following factors:

  (1) The size of the group. Generally, the sales expenses for each individual Owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost;

  (2) The total amount of Premium Payments to be received from a group. Per-Policy sales and other expenses are generally proportionally less on larger purchase payments than on smaller ones;

  (3) The purpose for which the Policies are purchased. Certain types of plans are more likely to be stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, sales and other expenses can be reduced;

  (4) The nature of the group for which the Policies are being purchased. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with a more mobile membership;

  (5) There may be other circumstances of which Banner Life is not presently aware which could result in reduced sales expenses.

  If, after consideration of the foregoing factors, Banner Life determines that a group purchase would result in reduced sales expenses, such a group may be entitled to a reduction in the contingent deferred sales charge. Reductions in these charges will not be unfairly discriminatory against any person including the affected owners and all other Owners of Policies.

  Other Expenses Including Investment Advisory Fees

  Each Portfolio of the Fund is responsible for all of its expenses. In addition, charges will be made against each Portfolio of the Fund for investment advisory services provided to the Account or Portfolio. The net assets of each Portfolio of the Fund will reflect deductions in connection with the investment advisory fee and other expenses.

  For more information concerning the investment advisory fee and other charges against the Portfolios, see the prospectus for the Fund, a current copy of which accompanies this Prospectus.

               CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following discussion is a general description of federal tax considerations relating to the Policy and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Policy. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Banner Life's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

  The Policy may be purchased on a non-qualified tax basis ("Nonqualified Policy") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Policy"). Qualified Policies are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of Federal income taxes on the amounts held under a Policy, on Annuity Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on the

  Employer's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into Banner Life's Policy administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policy comply with applicable law. Therefore, purchasers of Qualified Policy should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Policy. The following discussion assumes that a Qualified Policy is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

  The following discussion is based on the assumption that the Policy qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

  Taxation of Annuities

  1.   In General

  Section 72 of the Code governs taxation of annuities in general. Banner Life believes that an Owner who is a natural person generally is not taxed on increases in the value of a Policy until distribution occurs by withdrawing all or part of the Account Value (e.g., partial withdrawals and surrenders) or as Annuity Payments under the Annuity Payment Plan elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value (and in the case of a Qualified Policy, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Policy's Account Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

  The following discussion generally applies to a Policy owned by a natural person.

  2.   Surrenders

  In the case of a surrender including systematic withdrawals, under a Qualified Policy (other than a section 457 plan), under section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit or balance under the retirement plan. The "investment in the contract" is generally the amount of any premium payments paid by or on behalf of any individual. For a Policy issued in connection with qualified plans, the "investment in the contract" is zero. Special tax rules may be available for certain distributions from a Qualified Policy.

  In the case of a surrender (including systematic withdrawals) under a Nonqualified Policy before the Maturity Date, under Code section 72(e) amounts received are generally first treated as taxable income to the extent that the Cash Surrender Value immediately before the surrender exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

  3.   Policy Loans

  Loans taken from or secured by a Nonqualified Policy will be treated as a surrender, and may be subject to income tax and a tax penalty.

  4.   Annuity Payments

  Although the tax consequences may vary depending on the Annuity Payment Plan elected under the Policy, in general, only the portion of the Annuity Payment that represents the amount by which the Net Account Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity Payments is taxable. For Variable Annuity Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract". For Fixed Annuity Payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity Payments for the term of the payments; however, the remainder of each Annuity Payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity Payments is taxable. If Annuity Payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax advisor regarding the deductibility of the unrecovered amount.



  5.   Taxation of Death Benefit Proceeds

  Amounts may be distributed from a policy because of the death of an owner or the annuitant. Generally, such amounts are includible in the income of the recipients as follows:

       (1) if a lump sum, the amounts received are taxed in the same manner as in a surrender of the policy;

       (2) if distributed under an annuity payment option, the amounts received are taxed in the same manner as annuity payments.

  6.   Penalty Tax

  In the case of a distribution pursuant to a Nonqualified Policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the Owner attains age 59 1/2; (2) made as a result of death or disability of the Owner; (3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the Owner and a "designated beneficiary"; (4) from a qualified plan; (5) allocable to investment in the contract before August 14, 1982; (6) under a qualified funding asset (as defined in Code section 130(d)); (7) under an immediate annuity (as defined in Code section 72(u)(4)), or (8) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service. Other tax penalties may apply to certain distributions under a Qualified Policy.

  7.   Transfers, Assignments, or Exchanges of  the Policy

  A transfer of ownership of a Policy, the designation of an Annuitant or other Beneficiary who is not also the Owner, the selection of certain maturity dates, or the exchange of a Policy may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange of a Policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  8.   Multiple Policies

  All non-qualified deferred annuity contracts that are issued by Banner Life (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and a separate deferred annuity contract as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.


  9.   Withholding

  Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions (except for certain Qualified Policies).

  10.  Other Tax Consequences

  As noted above, the foregoing discussion of the Federal income tax consequences under the Policy is not exhaustive and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect Banner Life's understanding of current law and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Policy depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

  11.  Possible Changes in Taxation

  In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment on non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this prospectus Congress is not considering any legislation regarding taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).




  Qualified Plans

  The Policy is designed for use with several types of qualified plans. The tax rules applicable to Owners in qualified plans, including restrictions on contributions and benefits, taxation of distributions, and any tax penalties, vary according to the type of plan and the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of $150,000 annually, distributions that do not satisfy specified requirements, and certain other transactions with respect to qualified plans. Therefore, no attempt is made to provide more than general information about the use of the Policy with the various types of qualified plans. Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy. Following are brief descriptions of the various types of qualified plans in connection with which Banner Life will issue the Policy. Some retirement plans are subject to distribution and other requirements that are not incorporated into Banner Life's Policy administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. Policies for all types of qualified plans may not be available in all states. When issued in connection with a qualified plan, the Policy will be amended as necessary to conform to the requirements of the Code.

  Pension and Profit Sharing Plans. Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. Corporate employers intending to use the Policy in connection with such plans should seek competent advice.

  The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," permits self-employed individuals to establish qualified plans for themselves and their employees. In order to establish such a plan, a plan document, often in prototype form preapproved by the Internal Revenue Service, is adopted and implemented by or for the self-employed person. Purchasers of a Policy for use with H.R. 10 Plans should seek competent advice regarding the suitability of the proposed plan documents and of the Policy to their specific needs.

  These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy

  Individual Retirement Annuities and Individual Retirement Accounts.
  Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as "IRA"). Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The Policy Loan provision is not available under an IRA. The sale of a Policy for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of the Policy for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Policy comports with IRA qualification requirements. Purchasers should seek competent advice as to the suitability of the Policy for use with IRAs.

  Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational, and scientific organizations specified in
  Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Premiums excluded from gross income will be subject to FICA taxes. Subject to certain exceptions, withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made after the Owner attains age 59.5, upon the Owner's separation of service, upon the Owner's death or disability, or for an amount not greater than the total of such contributions in the case of hardship.

  Policy loans under Tax-Sheltered Annuities that satisfy certain requirements with respect to loan amount and repayment are not treated as taxable distributions. If these requirements are not met, or if the Policy terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Policy under section 403(b) may be adversely affected. Adverse consequences may also result if the Tax-Sheltered Annuity is purchased pursuant to a plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Owner of a Tax-Sheltered Annuity should seek competent advice before requesting a Policy loan.

  Section 457 Deferred Compensation ("Section 457") Plans.  Under
  Section 457 of the Code, employees of (and independent contractors who perform services for) certain state and local governmental units or certain tax-exempt employers may participate in a Section 457 plan of their employer allowing them to defer part of their salary or other compensation. The amount deferred and any income on such amount will not be taxable until paid or otherwise made available to the employee. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

  The maximum amount that can be deferred under a Section 457 plan in any tax year is ordinarily one-third of the employee's includible compensation, up to $7,500. Includible compensation means earnings for services rendered to the employer which is includible in the employee's gross income, but excluding any contributions under the Section 457 plan or a Tax-Sheltered Annuity. During the last three years before an individual attains normal retirement age additional "catch-up" deferrals are permitted.

  The deferred amounts will be used by the employer to purchase the Policy. The Policy will be issued to the employer, and all Account Values will be subject to the claims of the employer's creditors. The employee has no rights or vested interest in the Policy and is only entitled to payment in accordance with the Section 457 plan provisions. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations. Present federal income tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan except for transfers to other Section 457 plans in certain limited cases.

  Diversification

  Section 817 of the Code provides that a variable annuity policy (other than a pension plan contract) will not be treated as an annuity for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations to be prescribed by the Treasury.
  If a contract is not treated as an annuity, the policy owner will be subject to income tax on the annual increases in cash value. The Treasury has issued diversification regulations which, among other things, require no more than 55% of the assets of a mutual fund (such as the six portfolios in the Scudder Variable Life Investment
  Fund) underlying a variable annuity contract, be invested in any one investment. In determining whether the diversification standards are met, each United States Government Agency or instrumentality shall be treated as a separate issuer. If the diversification standards are not met, Owners of Nonqualified Policies will be subject to current tax on the increase in cash value in the contract.



  General

  At the time the initial Premium Payment is paid, a prospective purchaser must specify whether he or she is purchasing a Nonqualified Policy or a Qualified Policy. If the initial Premium Payment is derived from an exchange or surrender of another annuity Policy, Banner Life may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity Policy. Banner Life will require that persons purchase separate Policy if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Policy would require the minimum initial Premium Payment stated above. Additional Premium Payments under a Policy must qualify for the same federal income tax treatment as the initial Premium Payment under the Policy; Banner Life will not accept an additional Premium Payment under a Policy if the federal income tax treatment of such Premium Payment would be different from that of the initial Premium Payment.

  Tax-Sheltered Annuities - Withdrawal Limitations

  Effective January 1, 1989, the Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only: (1) when the Owner attains age 59.5; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Owner's Account Value which represents contributions by the Owner and does not include any investment results. The limitations on withdrawals apply only to salary reduction contributions made after December 31, 1988 and to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers between certain Qualified Plans. Owners should consult their own tax counsel or other tax advisor regarding any distributions.

                      DISTRIBUTOR OF THE POLICY

  Banner Financial Services Group, Inc., ("Banner Financial") an affiliate of Banner Life, is the principal underwriter and the distributor of the Policy. Banner Financial may enter into contracts with various broker-dealers to aid in the distribution of the Policy. The commissions paid to dealers are no greater than 6.25% of Premium Payments. (Additional compensation may be paid in special circumstances.)

                           VOTING RIGHTS

  To the extent required by law, Banner Life will vote the Fund shares held by the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the portfolios. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Banner Life determines that it is permitted to vote the Fund's shares in its own right, it may elect to do so.

  Before the Maturity Date, the Owner holds the voting interest in the selected Portfolios. The number of votes that an Owner has the right to instruct will be calculated separately for each Sub-Account. The number of votes that an Owner has the right to instruct for a particular Sub-Account will be determined by dividing his or her Account Value in the Sub-Account by the net asset value per share of the corresponding Portfolio in which the Sub-Account invests. Fractional shares will be counted.

  After the Maturity Date, the person receiving Annuity Payments (the Annuitant) has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Policy decrease. The person's number of votes will be determined by dividing the reserve for the Policy allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio of the Fund. Fractional shares will be counted.

  The number of votes that the Owner or annuitant has the right to instruct will be determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Banner Life will solicit voting instructions by sending Owners or other persons entitled to vote written requests for instructions prior to that meeting in accordance with procedures established by the Fund. Portfolio shares as to which no timely instructions are received and shares held by Banner Life in which Owners or other persons entitled to vote have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Policy participating in the same Sub-Account.

  Each person having a voting interest in a Sub-Account will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

                          LEGAL PROCEEDINGS

  There are no legal proceedings to which the Variable Account is a party or to which the assets of the Account are subject. Banner Life is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                 STATEMENT OF ADDITIONAL INFORMATION

  A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this
  Prospectus.   The following is the Table of Contents for that Statement:

                          TABLE OF CONTENTS
                                                               Page

  THE POLICY-GENERAL PROVISIONS. . . . . . . . . . . . . . . . . .1
          Owner. . . . . . . . . . . . . . . . . . . . . . . . . .1
          Policy . . . . . . . . . . . . . . . . . . . . . . . . .1
            Right to Contest . . . . . . . . . . . . . . . . . . .1
          Non-Participating Policy . . . . . . . . . . . . . . . .1
          Postponement of Payments . . . . . . . . . . . . . . . .1
          Misstatement of Age or Sex . . . . . . . . . . . . . . .2
          Assignment . . . . . . . . . . . . . . . . . . . . . . .2
          Evidence of Survival . . . . . . . . . . . . . . . . . .2

  FEDERAL TAX MATTERS. . . . . . . . . . . . . . . . . . . . . . .2
          Tax Status of the Policy . . . . . . . . . . . . . . . .2
          Taxation of Banner Life. . . . . . . . . . . . . . . . .3

  INVESTMENT EXPERIENCE. . . . . . . . . . . . . . . . . . . . . .4
          Accumulation Units . . . . . . . . . . . . . . . . . . .4
          Annuity Payment Provisions . . . . . . . . . . . . . . .4

  STATE REGULATION OF BANNER LIFE. . . . . . . . . . . . . . . . .5

  ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . .5

  RECORDS AND REPORTS. . . . . . . . . . . . . . . . . . . . . . .5

  DISTRIBUTION OF THE POLICIES . . . . . . . . . . . . . . . . . .6

  CUSTODY OF ASSETS. . . . . . . . . . . . . . . . . . . . . . . .6

  HISTORICAL PERFORMANCE DATA. . . . . . . . . . . . . . . . . . .6
          Money Market Yields. . . . . . . . . . . . . . . . . . .6
          Other Sub-Account Yields . . . . . . . . . . . . . . . .7
          Total Returns. . . . . . . . . . . . . . . . . . . . . .7
          Other Performance Data . . . . . . . . . . . . . . . . .8

  LEGAL MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . .8

  LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . .8

  EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

  SENIOR OFFICERS AND DIRECTORS OF BANNER LIFE INSURANCE COMPANY .9

  FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 10

                  STATEMENT OF ADDITIONAL INFORMATION

                    FLEXIBLE PREMIUM VARIABLE ANNUITY

                              Issued through

                             BANNER VARIABLE
                            ANNUITY ACCOUNT B


                                Offered by

                      BANNER LIFE INSURANCE COMPANY

                         1701 Research Boulevard
                        Rockville, Maryland 20850



  This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium Variable Annuity Policy (the "Policy") offered by Banner Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1997 by calling (800) 638-7069 writing to Banner Life Insurance Company, 1701 Research Boulevard, Rockville, Maryland 20850. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY AND THE VARIABLE ACCOUNT.

                            Dated: May 1, 1997

                                 TABLE OF CONTENTS

                                                                    Page

  THE POLICY-GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . .3
    Owner. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
    Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
    Right to Contest . . . . . . . . . . . . . . . . . . . . . . . . .3
    Non-Participating Policy . . . . . . . . . . . . . . . . . . . . .3
    Postponement of Payments . . . . . . . . . . . . . . . . . . . . .3
    Misstatement of Age or Sex . . . . . . . . . . . . . . . . . . . .4
    Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
    Evidence of Survival . . . . . . . . . . . . . . . . . . . . . . .4

  FEDERAL TAX MATTERS. . . . . . . . . . . . . . . . . . . . . . . . .4
    Tax Status of the Policy . . . . . . . . . . . . . . . . . . . . .5
    Taxation of Banner Life. . . . . . . . . . . . . . . . . . . . . .6

  INVESTMENT EXPERIENCE. . . . . . . . . . . . . . . . . . . . . . . .6
    Accumulation Units . . . . . . . . . . . . . . . . . . . . . . . .7
    Annuity Payment Provisions . . . . . . . . . . . . . . . . . . . .8

  STATE REGULATION OF BANNER LIFE. . . . . . . . . . . . . . . . . . .8

  ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . .8

  RECORDS AND REPORTS. . . . . . . . . . . . . . . . . . . . . . . . .9

  DISTRIBUTION OF THE POLICIES . . . . . . . . . . . . . . . . . . . .9

  CUSTODY OF ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . .9

  HISTORICAL PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . .9
    Money Market Yields. . . . . . . . . . . . . . . . . . . . . . . 10
    Other Sub-Account Yields . . . . . . . . . . . . . . . . . . . . 10
    Total Returns. . . . . . . . . . . . . . . . . . . . . . . . . . 11
    Other Performance Data . . . . . . . . . . . . . . . . . . . . . 12

  LEGAL MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . 12

  LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . . . 13

  EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

  SENIOR OFFICERS AND DIRECTORS OF BANNER LIFE INSURANCE COMPANY.. . 13

  FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . 15

  In order to supplement the description in the Prospectus, the following provides additional information about Banner Life and the Policy which may be of interest to an Owner.

                  THE POLICY - GENERAL PROVISIONS

  Owner

  The Owner is entitled to the benefits, rights and privileges of ownership and can exercise the rights described in the Policy. The Owner can transfer ownership by Written Notice to Banner Life at its Administrative Office. The transfer will not affect the interest of a beneficiary. While the Annuitant is living, the Owner may assign the Policy (see Assignment, below).

  The Policy

  The Policy, attached riders, amendments, benefits, and the application, and any supplemental applications for additional amounts, form the entire contract. Only the President, a Vice President, or the Secretary of Banner
  Life may change or waive any provision in the Policy. Any changes or waivers must be in writing.

  Banner Life may change or amend the Policy if such change or amendment is necessary for the Policy to comply with or take advantage of any state or federal law, rule or regulation.

  Right to Contest

  Unless the Owner fails to pay the initial premium, Banner Life does not have the right to contest this policy.

  Non-participating Policy

  The Policy does not participate or share in the profits or surplus earnings of Banner Life. No dividends are payable on the Policy.

  Postponement of Payments

  Banner Life may postpone the calculation and payment of surrender values, loans, transfers or Death Benefits from the Variable Account if:

  (1)    The New York Stock Exchange is closed on other than customary
  week-              end and holiday closures, or trading on the New York
  Stock Exchange     is restricted as determined by the Securities and
  Exchange Commission
         ("SEC"); or

  (2)    The SEC by order permits postponement for the protection of
  Owners;       or

  (3)    An emergency exists, as determined by the SEC, as a result of which
         disposal of securities is not reasonable, or practicable, or it
  is       not reasonable or practicable to determine the value of the net assets of the Variable Account.

  In addition, while it is Banner Life's current intent to process all transfers from Sub-Accounts immediately upon receipt of a transfer request,
  Banner Life reserves the right to delay effecting a transfer from a Sub-Account for up to seven days. Banner Life may delay effecting such a transfer to avoid severe disruptions to the Portfolios of the Fund if one of the Portfolios must sell portfolio securities in order to make funds available for large amounts of redemptions or transfers being made at the same time by or on behalf of Owners. If this happens, Banner Life will calculate the dollar value or number of units involved on or as of the date
  Banner Lifereceives a written transfer request, but will not process the transfer to the transferee Sub-Account or the General Account until a later date during the 7-day delay period when the Portfolio underlying the transferring Sub-Account obtains liquidity to fund the transfer request through sales of portfolio securities, new Premium payments, transfers by
  Owners or otherwise. During this delay period, the amount transferred will not be invested in a Sub-Account or the General Account.

  Banner Life may postpone the payment of proceeds or surrender values or transfers from the General Account for up to six months from the date Written Request for such is received at the Administrative Office. However, a partial surrender used to pay a premium on any Policy issued by Banner Life will not be postponed. Payments from the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared.

  Misstatement of Age or Sex

  If the annuitant's age or sex has been misstated, any payments under the Policy will be those the premiums paid would have purchased at the correct age or sex.

  Assignment

  During the lifetime of the Annuitant the Owner may assign any rights under the Policy as security for a loan or other reasons. This does not change the ownership of the Policy, but the rights of the Owner and any Beneficiary are subject to the terms of the assignments. An assignment will not be binding on Banner Life until a copy has been filed at its Administrative Office. Banner Life is not responsible for the validity of the assignment. An assignment may have tax consequences.

  Evidence of Survival

  Banner Life reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until Banner Life receives such evidence.

                        FEDERAL TAX MATTERS

  Tax Status of the Policy

  Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas.
  Reg. 1.817-5) apply a diversification requirement to each of the Sub-Accounts of the Variable Account. The Variable Account, through the Fund and its Portfolios, intends to comply with the diversification requirements of the Treasury. Banner Life and the Fund have entered into an agreement regarding participation in the Fund that requires the Fund and its Portfolios to be operated in compliance with the Treasury regulations.

  Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets.
  For example, an Owner has additional flexibility in allocating premium payments and account values. These differences could result in an Owner being treated as the owner of a pro-rata portion of the assets of the Variable Account. In addition, Banner Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury
  Department has stated it expects to issue. Banner Life therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro-rata share of the assets of the Variable Account.

  Distribution Requirements. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any
  Non-qualified Policy to provide that (a) if any Owner dies on or after the
  Maturity Date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Maturity Date, the entire interest in the Policy will be distributed within five years after the date of the Owner's death. These requirements will be considered satisfied as to any portion of the Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that Owner's death. The Owner's
  "designated beneficiary" is the person designated by such owner as a Beneficiary and to whom ownership of the Policy passes by reason of death and must be a natural person. However, if the Owner's "designated beneficiary" is the surviving spouse of the Owner, the Policy may be continued with the surviving spouse as the new Owner.

  The Policy contains provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. Banner Life intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

  Similar rules may apply to a Qualified Policy.

  Taxation of Banner Life

  Banner Life at present is taxed as a life insurance company under part I of
  Subchapter L of the Code. The Variable Account is treated as part of Banner
  Life and, accordingly, will not be taxed separately as a "regulated invest-ment company" under Subchapter M of the Code. Banner Life does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes are incurred by Banner Life with respect to the Variable Account, Banner Life may make a charge to the Variable Account.

  Under current laws, Banner Life may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes or reserves for such taxes, if any, attributable to the Variable Account.

                       INVESTMENT EXPERIENCE

  On any Valuation Day, the separate account value is equal to the totals of the values allocated to the Policy in each Sub-Account. The Account Value held in any Sub-Account is equal to the number of Sub-Account units allocated to this Policy multiplied by the Sub-Account accumulation unit value as described below.

  The number of Sub-Account units will increase when:

  (1)    Net premiums are credited to that Sub-Account; or

  (2) Transfers from other Sub-Accounts, or from the General Account, are credited to that Sub-Account.

  The number of Sub-Account units will decrease when:

  (1) A partial surrender, including the applicable surrender charge, is taken from that Sub-Account;

  (2) A proportion of the annual maintenance charge is taken from that Sub-Account; or

  (3) A transfer is made from that Sub-Account to other Sub-Accounts or to the General Account.

  Accumulation Units

  Accumulation unit values are determined for each Sub-Account at the end of each Valuation Day before the transfer or allocation of any amounts to or from the Sub-Accounts. Each Sub-Account accumulation unit value may increase or decrease on each Valuation Day and is equal to the accumulation unit value for the Sub-Account at the end of the immediately preceding valuation period multiplied by the "Net Investment Factor" for the current valuation period. The Net Investment Factor is used to determine the value of Accumulation Units and Annuity Units.

  The Net Investment Factor for any Sub-Account for any valuation period is determined by dividing (1) by (23) and then subtracting (3), where:

  (1)    Is the net asset value per share of the investment company
  portfolio     in which the Sub-Account invests, determined at the end of
  the             valuation period plus the per share amount  of any unpaid
  dividends     or capital gains paid by the Fund;

  (2)    Is the net asset value per share of the investment company
  portfolio     in which the Sub-Account invests, determined at the
  beginning of the
         valuation period; and

  (3) Is the charge for mortality and expense risks and the administrative charge.  The effective annual rate of these charges is currently
  1.30%.

  Annuity Payment Provisions

  On the Valuation Day that the initial annuity payment is determined, the number of annuity units in each Sub-Account is determined by dividing the portion of the initial annuity payment allocated to the Sub-Account by the annuity unit value for that Sub-Account. Transfers between Sub-Accounts in the Separate Account may increase or decrease the number of annuity units in the Sub-Account. After the initial annuity payment, each subsequent annuity payment will be determined by the product of the number of annuity units and the annuity unit value of each Sub-Account. The annuity unit value of the
  Sub-Account is the product of (1), (2), and (3), where:

  (1)    Is the annuity unit value as of the preceding Valuation Day;

  (2) Is the net investment factor for the valuation period of the Sub-Account in the Variable Account; and

  (3)    Is .999919 per day of the valuation period.  This is an
  adjustment
         corresponding to the assumed rate of 3% on a yearly basis, which
  is       used in the calculation of the initial annuity payment.

  The valuation period is the period from the close of the immediately preceding Valuation Day to the close of the current Valuation Day.

                  STATE REGULATION OF BANNER LIFE

  Banner Life is subject to regulation by the Maryland Insurance Administration (Banner Life's state of domicile). An annual statement is filed with the Maryland Insurance Administration each year covering the operations and reporting on the financial condition of Banner Life as of December 31 of the preceding year. Periodically, the Maryland Insurance Administration or other authorities examine the reserves of Banner Life and certifies their adequacy. A full examination of Banner Life's operations is conducted periodically by the Maryland Insurance Administration.

  In addition, Banner Life is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate.
  Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

  A Policy is governed by the law of the state in which it is delivered. The values and benefits of each policy are at least equal to those required by such state.

                            ADMINISTRATION

  Banner Life will perform administrative services itself. Such services include issuance of the Policies, maintenance of records concerning the Policies, and certain valuation services.

  Banner Life may, at some time in the future, enter into an administration services agreement to secure administrative services from other sources. Services would be purchased on a basis which, in Banner Life's sole discre-tion, affords the best service at the lowest cost. Banner Life, however, reserves the right to select a provider of services which Banner Life, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                        RECORDS AND REPORTS

  All records and accounts relating to the Variable Account will be maintained
  by Banner Life.  As presently required by the Investment Company Act of
  1940
  and regulations promulgated thereunder, Banner Life will mail to all Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmations of each financial transaction and any other reports required by federal or state law or regulation.

                    DISTRIBUTION OF THE POLICIES

  The Policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws.

  The Policies will be sold by individuals who are registered representatives
  of Banner Financial Services Group, Inc. ("Banner Financial"), the
  principal
  underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with Banner Financial. Banner Financial is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities
  Dealers.  Banner Financial is an affiliate of Banner Life.   The amount
  of
  commissions expense to Banner Financial in 1996, 1995 and 1994 were $309,375, $209,060 and $168,014, respectively.

                         CUSTODY OF ASSETS

  The assets of the Sub-Accounts of the Variable Account are held by Banner
  Life. The assets of the Sub-Accounts of the Variable Account are held separate and apart from the assets of any other segregated asset accounts and from Banner Life's general account assets. Banner Life maintains records of all purchases and redemptions of shares of the Fund held by each of the Sub-Accounts. Additional protection for the assets of the and Variable Account is afforded by Banner Life's fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of Banner Life.

                    HISTORICAL PERFORMANCE DATA

  The Scudder Variable Life Investment Fund commenced operations in 1985, and therefore figures based on the Fund's past performance, adjusted for the charges under the Policies, may be advertised or otherwise made available.

  Money Market Yields

  Banner Life may from time to time disclose the current annualized yield of the Money Market Sub-Account, which invests in the Money Market Portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Port-folio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the Money Market Sub-Account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Policy that are attributable to the hypothetical account.

  Banner Life may also disclose the effective yield of the Money Market Sub-Account for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

  The effective yield is calculated by compounding the unannualized base period return according to the following formula:

  EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7] - 1

  The yield on amounts held in the Money Market Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio and its operating expenses.

  Other Sub-Account Yields

  Banner Life may from time to time advertise or disclose the current annualized yield of one or more of the Sub-Accounts of the Variable Account
  (except the Money Market Sub-Account) for 30-day periods.  The annualized
  yield of a Sub-Account refers to income generated by the Sub-Account over a
  specific 30-day period. Because the yield is annualized, the yield generated by a Sub-Account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

               Yield = 2 [(a - b)/cd + 1)^6 - 1]
  Where:

  a      =   Net investment income earned during the period attributable to
             shares of the Sub-Account.

  b      =   Expenses accrued for the period.

  c      =   The average number of accumulation units outstanding during the
             period.

  d      =   The maximum offering price per accumulation unit on the last day
             of the period.

  Because of the charges and deductions imposed by the Variable Account, the yield for a Sub-Account of the Variable Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any premium taxes or Contingent Deferred Sales Charges that may be applicable to a particular Policy. Contingent Deferred Sales Charges range from 7.0% to 0% of the amount surrendered or the total premiums paid less prior partial surrenders, based on the Policy Year of surrender.

  The yield on amounts held in the Sub-Accounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-Account's actual yield is affected by the types and quality of the Portfolio's investments and its operating expenses.

  Total Returns

  Banner Life may from time to time also advertise or disclose total returns
  for one or more of the Sub-Accounts of the Variable Account for various periods of time. When a Sub-Account has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided.
  Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods.

  Total returns will be calculated using Sub-Account Unit Values which Banner
  Lifecalculates on each Valuation Day based on the performance of the Sub-Account's underlying Portfolio, and the deductions for the Mortality and
  Expense Risk Charge and the Administrative Charges. Total return calcula-tions will reflect the effect of Contingent Deferred Sales Charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

             P(1 + T)^n  = ERV

  Where:

  P      =   A hypothetical initial payment of $1,000.

  T      =   Average annual total return.

  n      =   Number of years in the period.

  ERV    =   Ending redeemable value of a hypothetical $1,000 payment made at
             the beginning of the one, five or ten-year period, at the end of
             the one, five or ten-year period (or fractional portion
  thereof).

  Other Performance Data

  Banner Life may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the Contingent Deferred Sales Charge percentage will be assumed to be 0%.

  Banner Life may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the Contingent Deferred Sales Charge percentage will be 0%.

             CTR = (ERV / P) - 1

  Where:

  CTR    =   The cumulative total return net of Sub-Account recurring
  charges
             for the period.

  ERV    =   The ending redeemable value of the hypothetical investment
  made         at the beginning of the one, five or ten-year period, at the
  end          of the one, five or ten-year period (or fractional portion thereof).

  P      =   A hypothetical initial payment of $1,000.

  All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required period, is also disclosed.

                            LEGAL MATTERS

  All matters of Maryland law pertaining to the Policy, including the validity of the Policy and Banner Life's right to issue the Policy under Maryland
  Insurance Law and any other applicable state insurance or securities laws, have been passed upon by Mark A. Canter, Vice President, Secretary & General
  Counsel of Banner Life.

                          LEGAL PROCEEDINGS

  There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Banner Life is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                               EXPERTS

  The consolidated financial statements of Banner Life Insurance Company as of
  December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, and the financial statements of the Banner
  Life Variable Annuity Account B as of December 31, 1996 and for the years then ended included in this Prospectus have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

  SENIOR OFFICERS AND DIRECTORS OF BANNER LIFE INSURANCE COMPANY

  Name and Position                         Principal Occupation
  with Banner Life<F1>                      Last Five Years

  Mark A. Canter                            Vice President, Secretary &
    Vice President, Secretary               General Counsel
    and General Counsel                     Banner Life

  Barbara A. Esau                           Vice President - Human
  Resources
    Vice President and                      Banner Life
    Director

  Robert E. Freeman                         President and Chief Operating
                                          Officer
    Director                                (now retired)
                                            William Penn Life Insurance

                                                  Company
  <F1>
    The principal business address of each person listed, unless otherwise indicated, is Banner Life Insurance Company, 1701 Research Boulevard, Rockville, Maryland 20850.

                                            of New York,
                                            Garden City, New York

  Gene R. Gilbertson                        Senior Vice President,
    Senior Vice President, Chief            Banner Life
    Financial Officer, Treasurer and
    Director

  Dewey D. Goodrich, Jr.                    Senior Vice President -
    Senior Vice President and               Information
    Director                                Systems and Services
                                            Legal & General America, Inc.


                    (1995)
                                            Vice President - Information

         Services Interstate Assurance                                 Company
                                            Des Moines, Iowa

  Robert L. Hill                            Vice President & Controller
  (1993)
    Vice President                          Assistant Controller
                                            Banner Life

  Bentti O. Hoiska                          Chief Investment Officer and
    Executive Vice President                Executive Vice President
    and Director                            Legal & General America, Inc.
                                            (1995)
                                            Principal
                                            State Street Global Advisors
                                            Boston, Massachusetts

  David S. Lenaburg                         President and Chief Executive
    Chairman, President and                 Officer
    Chief Executive Officer and             Banner Life
    Director

  Charles A. Lingaas<F2>                    Senior Vice President,Customer
    Senior Vice President and               Service
    Director                                William Penn Life Insurance
                                            Company of New York
                                            Garden City, NY

  Otto P. Maracello<F2>                     Senior Vice President -
    Senior Vice President and               Underwriting
    Director                                William Penn Life Insurance
                                            Company of New York

  Vincent R. McLean                         Retired
    Director

  <F2>
     100 Quentin Roosevelt Boulevard, Garden City, New York 11530

  Michael D. Mullaney                       Vice President - Corporate
  Taxation
    Vice President                          Legal & General America, Inc.

  David J. Orr                              Senior Vice President, Sales
    Senior Vice President                   Banner Life
    and Chief Actuary


                         FINANCIAL STATEMENTS

  The consolidated financial statements of Banner Life which are included in this Statement of Additional Information should be considered only as bearing on the ability of Banner Life to meet the obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

  BANNER LIFE
  VARIABLE ANNUITY ACCOUNT  B
  REPORT AND FINANCIAL STATEMENTS
  FOR THE PERIOD JANUARY 16, 1996
  (COMMENCEMENT OF OPERATIONS)
  THROUGH DECEMBER 31, 1996

  REPORT OF INDEPENDENT ACCOUNTANTS



  March 14, 1997

  To the Board of Directors and Shareholder of Bannner Life Insurance
  Company
   and Contract Owners of The Banner Life Variable Annuity Account B



  In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of The Banner Life Variable Annuity Account B and the Money Market, Balanced, Bond, Capital Growth, Global Discovery, Growth & Income and International subaccounts thereof at December 31, 1996, and the results of their operations for the year then ended and the changes in their net assets for the year ended December 31, 1996 and the period January 16, 1995 (commencement of operations) through December 31, 1995 in conformity with generally accepted accounting principles. These financial statements are the responsibility of Banner Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares held at December 31, 1996 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.


  /s/ Price Waterhouse LLP

                     BANNER LIFE VARIABLE ANNUITY ACCOUNT B
                       STATEMENT OF ASSETS AND LIABILITIES
                             AS OF DECEMBER 31, 1996

                                                      Subaccounts
                          Money                         Capital
  Global       Growth&
                         Market    Balanced     Bond      Growth
  Discovery     Income     International  Total
  ASSETS

  Money Market Fund,
  505,331.3 shares
  at net asset value
  of $1.00 per share
  cost $505,331)       $505,331
                                   $505,331

  Balanced Fund,
  185,092.5 shares at
  net asset value of
  $11.61 per share
  (cost $2,057,651)               $2,148,924
                                   2,148,924

  Bond Fund, 111,044.9
  shares at net asset
  value of $6.73 per
  share (cost $755,963)                       $747,332
                                   747,332

  Capital Growth Fund,
  163,185.2 shares at
  net asset value of
  $16.50 per share
  (cost $2,468,224)                                     $2,692,556
                                   2,692,556

  Global Discovery Fund
  67,955.8 shares at
  net asset value of
  $6.33 per share
  (cost $418,149)
  $430,160                                 430,160

  Growth & Income Fund,
  405,502.1 shares at
  net asset value of
  $9.37 per share
  (cost $3,357,776)
        $3,799,555                 3,799,555

  International Fund,
  97,623.6 shares at
  net asset value of
  $13.25 per share
  (cost $1,777,228)
                      $1,293,512   1,293,512

  Total assets         505,331    2,148,924   747,332   2,692,556
  430,160       3,799,555     1,293,512    11,617,370

  LIABILITIES AND NET
  ASSETS

  Fund payable               -        6,568     3,255      14,343
  -          19,061         4,007        47,234

  Administrative expense
  fee payable              529        2,339       924       2,852
  243           3,265         1,622        11,774

  Mortality and expense
   risk fee payable      4,828       22,281     8,946      27,222
  2,005          15,863        29,703       110,848

  Total liabilities      5,357       31,188    13,125      44,417
  2,248          38,189        35,332       169,856

  Net assets          $499,974    $2,17,736  $734,207  $2,648,139
  427,912      $3,761,366    $1,258,180   $11,447,514

  Number of units
   outstanding         471,204    1,537,533   618,460   1,731,028
  408,702       2,412,554     1,008,399

  Net asset value
  per unit               $1.06      $1.38       $1.19       $1.53
  $1.05           $1.56          1.25

  The accompanying notes are an integral part of these financial statements


  BANNER LIFE VARIABLE ANNUITY  ACCOUNT B
  STATEMENT OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 1996



                                  Subaccounts

                           Money                                 Capital
    Global       Growth &
                           Market     Balanced       Bond         Growth
    Discovery     Income    International  Total
  NET INVESTMENT
  INCOME

  Dividends               $18,492      $38,662      $48,198      $22,330
    $ -          $56,457      $16,286      $200,425

  EXPENSES

  Administrative
  expense fee             500          1,933        725          2,409
    243          2,837        1,294        9,941
  Mortality and
  expense risk fee        4,693        18,397       7,042        22,973
    2,005        11,759       26,558       93,427
       Total expense      5,193        20,330       7,767        25,382
    2,248        14,596       27,852       103,368

  Net investment
  income (loss)          13,299        18,332       40,431       (3,052)
    (2,248)      41,861       (11,566)     97,057



  REALIZED AND
  UNREALIZED INVESTMENT
  GAIN (LOSS)

  Net realized gain
  (loss) on investments   -            56,752       (3,191)      55,323
    15          26,814        20,999       156,712

  Net realized gain
  distributions           -            27,439       -            88,184
    -             16,032      -            131,655

  Change in unrealized
  investment gains
  (losses)                -            47,939       (21,150)     176,658
    12,011         373,356    96,669       685,483

   Net gain (loss)
   on investment          -            132,130      (24,341)     320,165
    12,026         416,202    117,668      973,850

  Net increase in
  net assets resulting
  from operations         $13,299      $150,462     $16,090      $317,113
    $9,778       $ 458,063    $ 106,102    $1,070,907

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
  STATMENTS.


  BANNER LIFE VARIABLE ANNUITY  ACCOUNT B
  STATEMENT OF CHANGES IN NET ASSETS
  FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE PERIOD JANUARY 16, 1995
  (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1995


                               Money Market                  Balanced
                Bond                    Capital Growth
                                Subaccount                  Subaccount
              Subaccount                  Subaccount
                            1996          1995          1996          1995
          1996          1995          1996          1995
  INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS

  Net investment
   income (loss) on
   investments              $13,299       $354          $18,332
  $2,015        $40,431       $6,474        $(3,052)      $(2,014)

  Net realized gain
   (loss) on investments    -             -             56,752
  5,110         (3,191)       1,846         55,323        10,878

  Net realized gain
   distributions            -             -             27,439        -
          -             -             88,184        -

  Change in unrealized
   investment gains
   (losses)                 -             -             47,939
  42,986        (21,150)      12,361        176,658       46,319

  Net increase in net
   assets resulting
   from operations          13,299        354           150,462
  50,111        16,090        20,681        317,113       55,183

  UNIT TRANSACTIONS

  Proceeds from units
   issued                   540,589       362,899       1,404,779
  776,804      219,927       404,815       1,179,963     857,190
  Net asset value of
   units redeemed           (23,925)      (133)         (173,727)
  (760)        (14,973)      (1,377)       (83,956)      (1,123)
  Transfer (to) from
   other subaccounts
   and general account      (391,109)     (2,000)       (154,606)
  64,673      79,044        10,000         233,119      90,650

  Increase in net
   assets from unit
   transactions             125,555       360,766       1,076,446
  840,717     283,998       413,438        1,329,126    946,717

  Total increase in
   net assets               138,854       361,120       1,226,908
  890,828     300,088       434,119        1,646,239    1,001,900

  NET ASSETS

  Beginning of
   period                   361,120       -             890,828         -
          434,119       -              1,001,900    -
  End of period             $499,974      $361,120      $2,117,736
  $890,828    $734,20       $434,119       $2,648,139   $1,001,900

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
  STATMENTS.


  BANNER LIFE VARIABLE ANNUITY  ACCOUNT B
  STATEMENT OF CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 1996
  AND THE PERIOD JANUARY 16, 1995 (COMMENCEMENT OF OPERATIONS) THROUGH
  DECEMBER 31, 1995


                             Global Discovery            Growth & Income
            International
                                Subaccount                  Subaccount
              Subaccount                    Total
                            1996          1995          1996          1995
          1996          1995          1996          1995


  INCREASE (DECREASE)
   IN NET ASSETS FROM
   OPERATIONS

  Net investment
  income (loss) on          $(2,248)      -             $41,861
  $1,300        $(11,566)     $(3,375)      $97,057       $4,754
  investments

  Net realized gain
   (loss) on investments    15            -             26,814
  7,965         20,999        8,571         156,712       34,370

  Net realized gain
   distributions            -             -             16,03         -
          -             -             131,655       -

  Change in unrealized
   investment gains
   (losses)                 12,011        -             373,356
  66,279        96,669        19,328        685,483       187,273

  Net increase in net
   assets resulting
   from operations          9,778         -             458,063
  75,544        106,102       24,524        1,070,907     226,397

  UNIT TRANSACTIONS

  Proceeds from units
   issued                   247,178       -             1,698,786
  779,861       644,303       544,558       5,935,525     3,726,127
  Net asset value of
   units redeemed           (5,602)       -             (99,566)
  (251)         (63,386)      (1,002)       (465,135)     (4,646)
  Transfer (to) from
   other subaccounts
   and general account      176,558       -             701,929
  147,000       (13,619)      16,700        631,316       327,023

  Increase in net
   assets from unit
   transactions             418,134       -             2,301,149
  926,610       567,298       560,256       6,101,706     4,048,504

  Total increase in
   net assets               427,912       -             2,759,212
  1,002,154     673,400       584,780       7,172,613     4,274,901

  NET ASSETS

  Beginning of
   period                   -             -             1,002,154     -
          584,780       -             4,274,901     -
  End of period             $427,912      -             $3,761,366
  $1,002,154    $1,258,180    $584,780      $11,447,514   $4,274,901

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
  STATMENTS.

                BANNER LIFE VARIABLE ANNUITY ACCOUNT B
                    NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEAR ENDED DECEMBER 31, 1996


  NOTE 1 - ORGANIZATION AND DESCRIPTION OF OPERATIONS

  The Banner Life Variable Annuity Account B (the Account) is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.
  The Account invests in shares of the Scudder Variable Life Investment
  Fund
  (the Fund), a mutual fund of the series type. The Account contains seven subaccounts - Money Market, Balanced, Bond, Capital Growth, Global Discovery, Growth & Income and International. The assets and liabilities of each subaccount are held separate from the assets and liabilities of the other subaccounts. The operations of the Account are part of Banner Life
  Insurance Company (the Insurance Company). The Account commenced operations on January 16, 1995.

  NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Account in conformity with generally accepted accounting principles.

  Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Security Valuation

  Investments are valued at the net asset value of fund shares held which approximates fair value.

  Security Transactions and Related Investment Income

  Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividends and distributions received from the Fund are recorded on the ex-dividend date and reinvested in additional shares of the Fund. Gains and losses from sales of investments are computed on the basis of average cost.

  Federal Income Taxes

  The operations of the Account are taxed as part of the total operations of the Insurance Company. The Insurance Company is taxed as a life insurance company under the Internal Revenue Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

  Annuity Reserves

  The Account has no contracts receiving annuity payments at December 31, 1996.

  NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

  The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 1996 and the period January 16, 1995 (commencement of operations) through December 31, 1995 were as follows:

                                            Subaccounts

                 Money                                       Capital
   Global        Growth &
                 Market         Balanced       Bond          Growth
   Discovery     Income          International
  1996:

  Purchases      $1,062,716     $1,625,522     $514,266       $2,280,724
   $415,465       $2,637,054     $779,538
  Sales          869,044        512,453        134,739        818,959
   1,998          155,688        180,563

  1995:

  Purchases      $305,327       $889,066       $438,898       $1,019,670
   -              $916,211       $646,396
  Sales          -              53,334         68,031         80,505
   -              83,551         89,668


  NOTE 4 - RELATED PARTY TRANSACTIONS

  Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because the Insurance Company assumes the mortality risk and the expense risk under the contracts. The Insurance Company charges the Account assets for assuming those risks. For the year ended December 31, 1996 and the period January 16, 1995 through December 31, 1995, the Account was charged an annual rate of 1.20% of net asset value for mortality and expense risk charges.

  The expense risk assumed by the Insurance Company is the risk that the deductions for sales and administrative expenses and for investment advisory services provided for in the variable annuity contract may prove insufficient to cover the cost of those items.

  The mortality risk is the risk that the cost of insurance charges specified in the policy may prove insufficient to meet actual claims.

  Funds received by the Account for the sale of Account units represent gross contract premiums received by the Insurance Company less any applicable premium taxes. The Account has been advised that there were no premium tax deductions in 1996 and 1995. No charge for sales distribution expense is deducted from premiums paid.

  The Insurance Company may apply a contingent deferred sales charge to any Account value surrendered in connection with a full or partial policy surrender in order to cover distribution expenses. The applicable contingent deferred sales charge percentage will depend upon the policy year. The Account has been advised that contingent sales charges of $3,574 and $57 were charged to policyholders in 1996 and 1995.

  In order to cover the costs of administering the policies and the accounts, the Insurance Company deducts an annual administrative charge of $25 from the account value of each policy prior to the maturity date. Additionally, there is a daily administration charge at an effective annual rate of 0.10% of the value of the net assets of the Account. Administration charges were $9,941 and $381 in 1996 and 1995, respectively.

  Transfers may be made amongst the subaccounts and the general account of the
  Insurance Company. A transfer charge may be imposed for each transfer request in excess of twelve per year. The charge will be deducted from the amount transferred to compensate the Insurance Company for the costs in effectuating the transfer. There were no charges for transfers in 1996 and 1995.

  NOTE 5 - UNIT ACTIVITY

  Transactions in units of each subaccount were as follows:


                                            Subaccounts

                        Money
  Capital         Global        Growth &
                        Market         Balanced       Bond          Growth
          Discovery     Income          International
  1996:

  Units outstanding at  -              -              -              -
          -              -              -
   January 16, 1995

  Units issued          353,913        714,666       372,514
  778,251        -              780,543        524,386
  Units redeemed        (2,080)        (1,125)       (1,220)         (899)
          -              (204)          (916)

  Units outstanding at
   December 31, 1995    351,833        713,541       371,294
  777,352        -              780,339        523,470

  Units issued          888,715        1,181,931     306,730
  1,278,049      414,140        1,769,815      597,130
  Units redeemed        (769,344)      (357,939)     (59,564)
  (324,373)      (5 ,438)       (137,600)      (112,201)

  Units outstanding at
   December 31, 1996    471,204        1,537,533     618,460
  1,731,028      408,702         2,412,554     1,008,399


  BANNER LIFE INSURANCE COMPANY
  (an ultimate wholly-owned subsidiary
   of Legal & General Group Plc)
   FINANCIAL STATEMENTS FOR THE YEARS ENDED
   DECEMBER 31, 1996, 1995 AND 1994

   REPORT OF INDEPENDENT ACCOUNTANTS

   February 10, 1997


   To the Board of Directors and Shareholder of Banner Life Insurance
  Company

    In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity and
  of   cash flows present fairly, in all material respects, the financial position of Banner Life Insurance Company (an ultimate wholly-owned subsidiary of Legal & General Group Plc) and its subsidiaries at
  December     31, 1996 and 1995, and the results of their operations and
  their cash   flows for each of the three years in the period ended
  December 31, 1996 in       conformity with generally accepted accounting
  principles.  These financial     statements are the responsibility of
  the Company's management; our     responsiblity is to express an opinion
  on these financial statements based     on our audits.  We conducted our
  audits of these statements in accordance     with generally accepted
  auditing standards which require that we plan and     perform the audit
  to obtain reasonable assurance about whether the       financial
  statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and
  evaluating the overall financial statement presentation.   We believe
  that         our audits provide a reasonable basis for the opinion
  expressed above.

    As discussed in Note 2, the Company, effective January 1, 1994, adopted
    Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

    /S/ Price Waterhouse LLP

                         BANNER LIFE INSURANCE COMPANY
      (an ultimate wholly-owned subsidiary of Legal & General Group Plc)
                          CONSOLIDATED BALANCE SHEETS
                                  (in 000's)


  December 31,
                                                                1996
       1995
  ASSETS
  Investments:
    Fixed maturities:
      Available-for-sale, at market (amortized cost $1,397,210
       and $1,334,453)                                          $1,404,492
       $1,401,147
      Held-to-maturity, at amortized cost (market $191,489
       and $170,526)                                            190,877
       164,195
      Equity securities, available-for-sale, at market
       (amortized cost  $1,220 and $1,543)                      2,292
       2,878
      Mortgage loans                                            1,251
       1,574
      Policy loans                                              131,676
       129,070
      Other invested assets                                     398
       398
         Total investments                                      1,730,986
       1,699,262
  Cash and cash equivalents                                     106,843
       153,315
  Accrued investment income                                     25,229
       25,582
  Reinsurance recoverable                                       18,246
       25,420
  Property and equipment                                        6,080
       6,762
  Deferred policy acquisition costs                             195,067
       148,803
  Value of business in force                                    101,640
       101,457
  Goodwill and other intangibles                                37,846
       39,787
  Separate account assets                                       36,698
       23,933
  Other assets                                                  1,485
       8,632
    Total assets                                                $2,260,120
       $2,232,953

  LIABILITIES
  Life policy reserves                                          $
  280,732      $   286,510
  Policy account balances                                       1,394,931
       1,369,483
  Accident and health reserves                                  1,200
       1,353
  Unearned revenue reserve                                      3,209
       3,682
  Claim reserves                                                36,514
       42,678
  Deferred Federal income taxes                                 47,289
       49,580
  Accounts payable and accrued expenses                         5,742
       8,333
  Reinsurance ceded                                             6,956
       7,811
  Separate account liabilities                                  36,698
       23,933
  Other liabilities                                             28,732
       28,859
    Total liabilities                                           1,842,003
       1,822,222

  SHAREHOLDER'S EQUITY
  Common stock, $1 par value - 2,500,000 shares authorized, issued and
    outstanding                                                 2,500
       2,500
  Additional paid-in capital                                    233,659
       233,659
  Net unrealized investment gains                               2,210
       15,800
  Retained Earnings                                             179,748
       158,772
    Total shareholder's equity                                  418,117
       410,731
    Total liabilities and shareholder's equity                  $2,260,120
       $2,232,953

  <F1>
  The accompanying notes are an integral part of these financial statements.


                        BANNER LIFE INSURANCE COMPANY
      (an ultimate wholly-owned subsidiary of Legal & General Group Plc)
                      CONSOLIDATED STATEMENTS OF INCOME
                                  (in 000's)
                                                      For the Year Ended
  December 31,
                                                         1996
  1995         1994
  Insurance revenues:
     Life insurance premiums                              $ 39,386       $
  38,678     $41,855
     Universal life and investment product policy charges 50,863
  51,619       46,663
     Accident and health premiums                         277
  382          425
  Net investment income                                   121,563
  122,610      117,300
  Reinsurance allowance                                   12,137
  11,347       12,170
  Realized investment gains                               11,430
  18,264       974
  Other income                                            1,028
  726          1,229
     Total revenue                                        236,684
  243,626      220,616

  BENEFITS AND EXPENSES
  Benefits to policyholders and beneficiaries
     Life insurance benefits                              44,376
  57,247       53,745
     Universal life and investment product benefits       100,802
  98,072       84,850
     Accident and health benefits                         1,468
  415          439
  Change in policy and other reserves:
     Life                                                 (10,778)
  (13,527)     (5,851)
     Accident and health                                  (153)
  (62)         (42)
  Commissions                                             36,705
  40,087       46,588
  Expenses and taxes                                      38,547
  46,601       42,270
  Increase in deferred policy acquisition costs           (22,166)
  (17,725)     (31,179)
  Amortization of value of business in force              14,391
  5,532        1,010
  Amortization of goodwill and other intangibles          1,941
  1,941        1,941
            Total benefits and expenses                   205,133
  218,581      193,771

  Operating income before Federal income taxes            31,551
  25,045       26,845

  Provision for Federal income taxes:
         Current                                          5,451
  7,017        337
         Deferred                                         5,124
  1,382        8,715
            Total provision for Federal income taxes      10,575
  8,399        9,052

  Net income                                              $20,976
  $16,646      $17,793


  <F1>
  The accompanying notes are an integral part of these financial statements.

  <CAPTION

                         BANNER LIFE INSURANCE COMPANY
                     (an ultimate wholly-owned subsidiary
                         of Legal & General Group Plc)
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                 (in 000's)


                                                      Net
                                          Additional  Unrealized
         Total
                                Common    Paid in     Investment
  Retained     Shareholder's
                                 Stock    Capital    Gains (Losses)
  Earnings       Equity

  Balance at December 31, 1993    $2,500    $233,165   $1,107
  $130,633       $367,405
  Net income
  17,793         17,793
  Effect of adoption of SFAS 115
       on January 1, 1994                              7,056
          7,056
  Dividend payment to parent
  (6,300)        (6,300)
  Change in net unrealized
  (depreciation) on investments                        (18,663)
          (18,663)

  Balance at December 31, 1994    2,500     233,165    (10,500)
  142,126        367,291
  Net income
  16,646         16,646
  Shawfield, Inc. merger                    494
          494
  Change in net unrealized
   investment gains (losses)                           26,300
          26,300

  Balance at December 31, 1995    2,500     233,659    15,800
  158,772        410,731
  Net income
  20,976         20,976
  Change in net unrealized
   investment gains (losses)                           (13,590)
          (13,590)

  Balance at December 31, 1996    $2,500    $233,659   $2,210
  $179,748       $418,117

  The accompanying notes are an integral part of these financial statements.

  <CAPTION


                           BANNER LIFE INSURANCE COMPANY
    (an ultimate wholly-owned subsidiary of Legal & General Group Plc)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (in 000's)


                                                        Year ended
  December 31,
                                                         1996
  1995         1994
  Cash flows from operating activities:
     Net income                                          $20,976
  $16,646      $17,793
     Adjustments to reconcile net income to net cash
     provided by operating activities:
       Depreciation and amortization                     19,211
  10,729       5,965
       Realized investment gains                         (11,430)
  (18,264)     (974)
       Provision for deferred Federal income taxes       5,124
  1,382        8,715
       Decrease (increase) in accrued investment income  353
  1,367        (2,178)
       Increase in deferred policy acquisition costs     (22,166)
  (17,725)     (31,179)
       Decrease (increase) in other assets               14,325
  (4,684)      2,846
       Increase in reserves                              12,880
  80,667       110,594
       (Decrease) increase in accounts payable and other
       liabilities                                       (3,581)
  12,645       (1,109)
       Total adjustments                                 14,716
  66,117       92,680

  Net cash provided by operating activities              35,692
  82,763       110,473

  Cash flows from investing activities:
     Proceeds from sale of securities                    5,503,134
  2,625,802    84,501
     Maturities of securities                            465
  8,415        36,400
     Purchases of securities                             (5,582,917)
  (2,612,530)  (189,628)
     Purchases of property and equipment, net            (240)
  (823)        (525)
     (Increase) decrease in policy loans                 (2,606)
  1,295        (2,669)

  Net cash (used in) provided by investing activities    (82,164)
  22,159       (71,921)

  Cash flows from financing activities:
       Dividend paid to parent                           -             -
          (6,300)
       Capital Contribution - Shawfield, Inc. merger     -             494
          -
  Net cash provided by (used in) financing activities    -             494
          (6,300)

  Net (decrease)increase in cash and cash equivalents    (46,472)
  105,416      32,252
  Cash and cash equivalents at beginning of year         153,315
  47,899       15,647

  Cash and cash equivalents at end of year               $   106,846   $
  153,315   $  47,899

  <F1>
  The accompanying notes are an integral part of these financial statements.

                    BANNER LIFE INSURANCE COMPANY
                 (an ultimate wholly-owned subsidiary
                    of Legal & General Group Plc)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

  NOTE 1 - ORGANIZATION AND DESCRIPTION OF OPERATIONS

  Banner Life Insurance Company (the Company) is a wholly-owned subsidiary of
  Legal & General America, Inc. (Legal & General America), which, in turn, is an ultimate wholly-owned subsidiary of Legal & General Group Plc (Legal & General).

  On December 31, 1995, the Company's parent, Legal & General Life
  Insurance
  Company of America, Inc. (Legal & General Life), merged with its parent Legal & General
  America, Inc., a Delaware corporation. Legal & General America now owns all outstanding shares of Banner. Full control of Legal & General America ultimately resides with Legal & General.
  Legal & General was founded in 1836 and is a United Kingdom company with primary insurance activities in pension, accident, life and general insurance.

  The Company operates predominantly in the individual traditional life, universal life and annuity markets of the life insurance industry and has two wholly-owned subsidiaries: William Penn Life Insurance Company of New York (William Penn New York)and Group Concepts, Inc. (Group Concepts) which in turn wholly-owns Banner Financial Services Group, Inc. The Company and its life insurance subsidiary, William Penn New York, on a combined basis are licensed to transact business in every state except Maine.

  On September 30, 1996, two wholly-owned subsidiaries of the Company, European Life Insurance Company and First British American Life
  Insurance
  Company, were dissolved. The assets of the dissolved companies were distributed to the Company.

  On December 31, 1995, Shawfield, Inc. (an ultimate wholly-owned subsidiary of Legal & General) was merged into Group Concepts. The merger is expected to provide additional operating and investment opportunities to the Company.
  Shawfield's income and net assets in 1995 and 1994 were immaterial.

  NOTE 2 - SIGNIFICANT ACCOUNTING PRACTICES

  The significant accounting policies followed by the Company and its consolidated subsidiaries are described below.

  Basis of Financial Reporting

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period.
  Actual results could differ from those estimates.

  The accompanying financial statements have been prepared in accordance with
  generally accepted accounting principles.  These accounting principles differ
  in many respects from the statutory accounting practices applicable to the
  Company and its life subsidiaries which are prescribed or permitted by regulatory authorities and are primarily designed to demonstrate solvency.
  Under statutory reporting practices, statutory capital and surplus of the
  Company, including equity investments in subsidiaries, at December 31,
  1996
  and 1995 was $129,888,000 and $95,277,000 respectively. Statutory net income of the Company was $31,103,000, $11,981,000 and $2,081,000 for the years ended December 31, 1996, 1995 and 1994, respectively.

  The maximum amount of dividends that may be paid by State of Maryland insurance companies to shareholders without prior approval of the Insurance
  Commissioner is subject to restrictions relating to statutory capital and surplus and statutory gains from operations. The maximum dividend payout which may be made in 1997 without prior approval is $32,473,000.

  Regulatory risk-based capital rules require a specified level of capital depending on the types and quality of investments held, the types of business written and the types of liabilities maintained.  Depending on the ratio of
  an insurer's surplus to its risk-based capital, the insurer could be subject
  to various regulatory actions ranging from increased scrutiny to conservatorship. The Company's risk-based capital ratios for 1996 and 1995 are significantly above the regulatory action levels.

  Basis of Consolidation

  The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany accounts and transactions have been eliminated.

  Investments

  At January 1, 1994, the Company adopted Statement of Financial
  Accounting
  Standards No. 115, "Accounting for Certain Investments in Debt and
  Equity
  Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Accordingly, fixed maturities (comprised of bonds and redeemable preferred stocks) which the Company has both the ability and intent to hold to maturity are stated at amortized cost. Fixed maturities and equity securities which have been identified as available for sale are reported at fair value. Unrealized holding gains or losses for the securities classified as available for sale are reported in shareholder's equity, net of the effect of the gains or losses on deferred acquisition costs and value of business in force, as well as net of deferred Federal income tax. Fixed maturities reported at amortized cost are reduced to estimated net realizable value when necessary for impairments in value considered to be other than temporary. Implementation of this statement increased shareholder's equity by $7,056,000, net of deferred policy acquisition costs, value of business in force and deferred Federal income tax.

  Mortgage loans on real estate are stated at unpaid balances adjusted for amortization of discount. Policy loans are carried at the aggregate of unpaid balances with interest. Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer survey values or internal estimates. These are consistent with the current interest rate and economic environment.

  Interest on bonds and policy loans is recorded as income when it is earned.
  Purchase premium or discount is amortized over the life of the investment utilizing the effective interest method. Realized gains and losses are reported as a component of revenue based upon specific identification of the investments sold. When impairment of the value of an investment is considered other than temporary, the decrease in value is reported as a realized investment loss and a new cost basis is established.

  Cash Equivalents

  The Company considers short-term investments with original maturities of three months or less to be cash equivalents.

  Reinsurance

  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts.

  Amounts paid or deemed to have been paid for reinsurance contracts are recorded as reinsurance receivables. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

  Property and Equipment

  Property and equipment is stated at cost less accumulated depreciation. Depreciation is charged to operations using the straight-line method over their estimated useful lives of twenty-five years for the Company's building and five to ten years for furniture, equipment and automobiles. Gains and losses upon disposition are included in other operating income.

  Separate Accounts

  The separate account assets and liabilities reflected in the financial statements represent funds for which the holder of the policy or contract, rather than the Company, bears the investment risk. These include separately administered group retirement annuity contracts, variable universal life and variable annuity products. Such amounts are stated at market value.

  Deferred Policy Acquisition Costs

  The costs of acquiring new business, principally commissions, and certain policy underwriting and issue costs, all of which vary with and are primarily related to the production of new business, have been deferred.

  Deferred policy acquisition costs for traditional life policies are amortized through the use of factors in a manner which charges each year's operations with costs in proportion to the receipt of policy premiums. The factors were developed consistent with the same assumptions as to interest, mortality and withdrawals used in computing the liability for future policy benefits.

  Deferred policy acquisition costs for universal life-type and investment-type policies are amortized in relation to the present value of estimated gross profits from the related contracts. The Company annually performs analyses of actual experience on each block of business with respect to interest rates, mortality, terminations and expenses, and adjusts the amortization and the assets accordingly.

  The Company incurred and deferred total policy acquisition costs of $46,832,000, $40,214,000, and $42,628,000 for the years ended December
  31,
  1996, 1995 and 1994, respectively. The related amortization expense was $24,666,000, $22,489,000, and $11,449,000 in 1996, 1995 and 1994,
  respectively.

  Value of Business in Force

  The value of business in force represents the remaining unamortized portion of actuarially determined fair market values of blocks of business, including the Company's original block of business, valued at acquisition date.

  Amortization of the value of business in force for traditional life blocks of business is based on factors developed using the defined valuation premium method to estimate the value of business in force at durations subsequent to the purchase date. The value of business in force for the interest sensitive blocks of business is amortized in relation to the present value of estimated gross profits from the related purchased blocks of business. The Company annually performs analyses of actual experience on each block of business with respect to interest rates, mortality, terminations and expenses, and adjusts the amortization and the value of business in force accordingly.


  Goodwill and Other Intangibles

  Goodwill represents the excess of acquisition cost over the net fair value of assets acquired and liabilities assumed in the acquisition of the Company's subsidiaries. Goodwill and other intangible assets are amortized by the straight-line method over the periods ranging from 5 to 40 years.

  On a periodic basis, the Compnay estimates the future undiscounted cash flows of the businesses to which goodwill relates, in order to ensure that the carrying value of goodwill has not been impaired. Accumulated amortization was $26,783,000 and $24,842,000 as of December 31, 1996 and 1995,
  respectively.

  Reserve for Life Policies

  The reserve for individual traditional life policies is primarily computed utilizing the net level premium method based upon assumptions regarding interest rates, mortality and withdrawals, including provisions for unfavorable deviations from such assumptions. Level interest rates of 9.0%,
  7.0% or 6.25% for certain products are assumed for all years of issue. For all other products, a graded scale is assumed which begins at rates ranging from 8.5% to 10.0% and grades to rates ranging from 7.0% to
  8.0% over periods of five to twenty years. Mortality assumptions are based on multiples of the 1965 - 1970 and 1975 - 1980 select and ultimate tables.
  The multiples vary with the characteristics of the risks assumed and are adjusted for non-smoker mortality where applicable.

  The reserves for universal life-type policies consist primarily of the accumulated policy account balances computed utilizing the retrospective deposit method based upon policy account values as defined in the contracts before surrender charges.

  Recognition of Premium Revenue and Costs

  For individual traditional life policies, premiums are recognized as income when due. Benefits and expenses associated with such premiums are allocated over the life of the policies. This allocation is accomplished by means of the reserving method and the amortization of deferred policy acquisition costs.

  For universal life-type policies, revenues are generally recognized as mortality, expense and surrender charges and are assessed against universal life-type policyholder account balances, while excess policy loads are earned over the life of the policy. For annuity contracts, revenues are recognized as policy loads and expense charges are assessed against annuity contract holder account balances. Benefits expense consists of interest credited to the policy account balances and benefit claims incurred in excess of policy account balances. Such expenses are recognized as incurred.

  Claim reserves include amounts for claims in course of settlement and claims incurred but not reported.

  Unearned Revenue Reserve

  Amounts assessed against policyholder account balances as front-load charges are accounted for as unearned revenues and are credited to income in the same manner as deferred policy acquisition costs are amortized.

  Income Taxes

  The Company accounts for certain income and expense items differently for financial reporting and income tax purposes. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates and laws.

  Reclassification

  Certain prior year amounts were reclassified to conform to current year presentation.


  NOTE 3 - REINSURANCE

  During 1996, the Company increased its retention limit from $200,000 to $250,000 for each life insured. Business purchased from Monarch is currently subject to retention limits up to $400,000, although a spread loss reinsurance treaty (coinsurance basis) is in effect, which reduces the net liability to a $200,000 retention limit.

  The principal reinsurance treaties of William Penn New York function to distribute the risk among William Penn New York and the reinsurance pool members, of the first dollar of insurance issued up to a retention limit of $250,000. These risks are ceded principally under treaties with pools each consisting of four or five reinsurance companies. The universal life products are reinsured on a yearly renewable term basis while the term insurance products are reinsured on a coinsurance basis. Each five member and four member pool functions to share proportionately in the reinsurance at
  16.67% and 20% of the policy face amount up to William Penn New York's retention limit and at 20% and 25% of the policy face amount in excess of
  William Penn New York's retention limit, respectively.

  Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurers' insolvencies. Reinsurance recoverables with a carrying value of $18.2 million and $25.4 million were associated with five reinsurers who compose 57% and
  68% of all reinsurance activities of the Company at December 31, 1996 and 1995, respectively. The Company holds collateral under related reinsurance agreements in the form of letters of credits and trust agreements totaling
  $110.5 million that can be drawn on for amounts that remain unpaid for more than 120 days.

  Approximately 63%, 64% and 64% of the amount of life insurance in force at
  December 31, 1996, 1995 and 1994, respectively, was reinsured.

  The effect of reinsurance on premiums earned and benefits incurred for the years ended December 31, 1996, 1995 and 1994 are as follows (in 000's):

                                                    Year Ended December
  31,
                                                1996       1995
  1994
  Direct premiums and amounts assessed against
   policyholders                             $172,412     $169,497
  $164,123
  Reinsurance assumed                           (841)          907
  1,001
  Reinsurance ceded                          (81,045)      (79,725)
  (76,181)
       Net premiums                         $  90,526    $  90,679   $
  88,943

  Direct benefits paid and assessed against
   policyholders                             $201,176     $216,934
  $190,581
  Reinsurance assumed                             133           80
  170
  Reinsurance ceded                          (54,663)     (61,280)
  (51,717)
            Net benefits                     $146,646     $155,734
  $139,034

  NOTE 4 - INVESTMENTS

  The sources of net investment income are summarized as follows (in
  000's):

                                             Year Ended December 31,
                                           1996        1995          1994
  Investment income:
    Fixed maturities                    $108,321      $111,052    $108,218

    Equity securities                        156           517         302

    Mortgage loans                           131           154         211

    Policy loans                           8,365         8,202       8,540

    Short-term investments                 6,080         4,663       1,581

    Other                                     52            80          29


  Gross investment income                123,106       124,668     118,881

  Less investment expense                (1,543)       (2,058)     (1,581)


  Net investment income                 $121,563      $122,610    $117,300



  Investment gains (losses) are summarized as follows (in 000's):
                                             Year Ended December 31,
                                           1996        1995          1994

  Realized investment gains (losses)
     Fixed maturities                  $  10,974      $ 18,127 $       708

     Equity securities                       468           182         278

       Other                                (12)          (45)        (12)

  Gross realized investment gains      $  11,430     $  18,264 $       974


  Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity, and the changes for corresponding
  years, are summarized as follows (in 000's):
                                           1996        1995          1994

  Balance, beginning of year             $15,800     $(10,500)     $ 1,107


  Change in net unrealized investment gains (losses):
     Fixed maturities                  $(59,427)      $139,725   $(71,595)
     Equity securities                     (251)           370       (713)

                                        (59,678)       140,095    (72,308)


  Changes in net unrealized investment gains (losses)
  attributable to:
     Deferred policy acquisition costs    24,098      (59,797)      31,692

     Value of business in force           14,575      (39,807)      22,764

     Deferred Federal income taxes         7,415      (14,191)       6,245

  Total change in net unrealized
  investment gains (losses)            $(13,590)      $ 26,300   $(11,607)

  Balance, end of year                 $   2,210      $ 15,800   $(10,500)

  The following tables provide additional information relating to fixed maturities and equity securities (in 000's):


  December 31, 1996                               Gross          Gross
  Fixed maturities:              Amortized     Unrealized     Unrealized
   Estimated
  Held-to-Maturity:                  Cost          Gains          Losses
       Fair Value
  Mortgage-backed                 $85,265           $858          $(561)
     $85,562

  Corporate                       54,862            870           (551)
     55,181

  U.S. Treasury securities and
   U.S. government and
   agency securities              47,235            439           (715)
     46,959

  Foreign governments             3,339             199           -
     3,538

  Redeemable preferred stock      176               73            -
     249

  Total held-to-maturity          $190,877          $2,439        $(1,827)
     $191,489

  Available-for-sale:
  Mortgage-backed                 122,263           374           (1,248)
     121,389

  Corporate                       1,124,273         15,349        (7,463)
     1,132,159

  U.S. Treasury securities and
   U.S. government and
   agency securities              111,145           512           (683)
     110,974

  Foreign governments             39,529            748           (307)
     39,970

  Total available-for-sale        $1,397,210        $16,983       $(9,701)
     $1,404,492

  Equity securities:
  Common stock                    $425              $190          -
     $615
  Preferred Stock                 795               882           -
     1,677
  Total equity securities         $1,220            $1,072        $-
     $2,292




  December 31, 1995                               Gross          Gross
  Fixed maturities:              Amortized     Unrealized     Unrealized
   Estimated
  Held-to-Maturity:                  Cost          Gains          Losses
       Fair Value
  Mortgage-backed                 $95,801           $2,587        $(28)
     $98,360

  Corporate                       37,893            1,812         -
     39,705

  U.S. Treasury securities and
   U.S. government and
   agency securities              26,988            1,538         -
     28,526

  Foreign governments             3,338             339           -
     3,677

  Redeemable preferred stock      175               83            -
     258

  Total held-to-maturity          $164,195          $6,359        $(28)
     $170,526

  Available-for-sale:
  Mortgage-backed                 $87,469           1,535         (132)
     $88,872

  Corporate                       1,120,807         59,734        (189)
     1,180,352

  U.S. Treasury securities and
   U.S. government and
   agency securities              82,599            2,500         (23)
     85,076

  Foreign governments             43,578            3,309         (40)
     46,847

  Total available-for-sale        $1,334,453        $67,078       $(384)
     $1,401,147

  Equity securities:
  Common stock                    $375              $-            $-
     $375
  Preferred Stock                 1,168             1,335         -
     2,503
  Total equity securities         $1,543            $1,335        $-
     $2,878


  The contractual maturity of debt securities at December 31, 1996 is shown below (in 000's):

                                           Held-to-Maturity
    Available-for-sale
                                          Amortized       Estimated
  Amortized       Estimated
                                            Cost          Fair Value
  Cost          Fair Value
  Due in one year or less                  $-            $-
  $15,984         $16,021
  Due after one year through five years    1,999         2,013
  482,542         485,273
  Due after five years through ten years   85,292        86,021
  541,141         543,003
  Due after ten years                      103,586       103,455
  357,543         360,195

  Total                                    $190,877      $191,489
  $1,397,210      $1,404,492


  Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call of prepayment penalties.

  The proceeds from sales of investments held-to-maturity of $11,052,000, $19,113,000 and $2,793,000 in 1996, 1995 and 1994, respectively, were generated by mortgage-backed security pay downs in 1996.
  Proceeds from these sales in 1995 and 1994 were generated by $1,358,000 and $1,756,000, respectively, of involuntary call activity, $1,702,000 and $1,037,000, respectively, of mortgage-backed security paydowns and $8,415,000 of matured securities in 1995. No gross gains were realized on these sales in 1996. Gross gains of $492,000 and $477,000 were realized in
  1995 and 1994, respectively. The securities had an amortized cost of $11,052,000, $18,621,000 and $2,316,000 in 1996, 1995 and 1994,
  respectively.
  On November 30, 1995, the Company transferred $247,182,000 of securities classified as held-to-maturity to the available-for-sale portfolio.
  As a result, unrealized gains on fixed maturities increased by
  $16,853,000
  in 1995.

  Proceeds from sales of investments in debt securities classified as available-for-sale were $1,895,233,000, $2,142,146,000 and $77,589,000 in 1996, 1995 and 1994, respectively. Gross gains of $25,397,000, $26,237,000 and $913,000 and gross losses of $10,703,000, $9,594,000 and $568,000 were realized on these sales in 1996, 1995 and 1994, respectively.

  Proceeds from the sales of debt securities classified as trading were $3,365,152,000 and $238,457,000 in 1996 and 1995, respectively. Gross gains
  of $4,725,000 and $1,226,000 and gross losses of $7,557,000 and $234,000 were realized on these sales in 1996 and 1995, respectively. No proceeds from the sales of debt securities were classified as trading in 1994.

  Proceeds from sales of all other securities were $2,113,040,000,
  $1,415,600,000
  and $4,119,000 in 1996, 1995 and 1994, respectively, comprised primarily of short term investments. Gross gains of $468,000, $182,000 and $278,000 were realized on these sales in 1996, 1995 and 1994, respectively.

  NOTE 5 - FINANCIAL INSTRUMENTS

  Fair Values of Financial Instruments

  Cash and cash equivalents: The carrying amount approximates fair value because of the short maturity of those instruments.

  Fixed-income securities: The fair values of fixed income securities are estimated based on quoted market prices for those or similar instruments.
  When there is no quoted market price, estimates of fair value are based on quotes from industry recognized rating services. Estimated fair values of these instruments are contained in Note 4 to the financial statements.

  Equity securities: The fair values are estimated based principally on quoted market prices. These securities are carried at fair value.

  Mortgage loans: The carrying amount approximates fair value, because the average interest rates on outstanding balances are similar to current market rates.

  Policy loans: Policy loans are issued with varying interest rates, depending on the terms of the insurance policies. Future cash flows are uncertain and difficult to predict. Accordingly, it was not practicable to estimate fair value of policy loans.

  Investment contracts: The carrying amount of $442,087,000 approximates fair values. The fair value of annuities in the payout phase is assumed to be the present value of the anticipated cash flows discounted at current interest rates. The fair value of annuities in the accumulation phase is assumed to be the contract holders' account value less surrender charge.

  Financial Instruments with Off-Balance Sheet Risk

  In 1996 and 1995, the Company entered into forward purchase contracts for mortgage-backed securities which provide for future receipt of securities at specified prices. The contracts are then closed prior to settlement without taking delivery of the securities. These instruments are treated as off-balance sheet items. No cash is required at inception, and the cash required at settlement is the notional value. The contract does not require collateral. Risk arises from the potential inability of counterparties to perform under the terms of the contracts and from changes in securities' values and interest rates. Changes in unrealized gains and losses on these contracts are included in earnings, with corresponding offsetting amounts reflected as assets or liabilities.

  At December 31, 1996, the Company had open forward purchase contracts for mortgage-backed securities which had a notional (contract) value of $75 million at an average price of $99.33. Net trading gains for 1996 related to forward purchase contracts was $298,000, including a $506,000 unrealized loss at December 31, 1996.

  At December 31, 1995, the Company had open forward purchase contracts for
  mortgage-backed securities which had a notional (contract) value of $70 million at an average price of $101.03 (for Banner Life securities) and $100.60 (for William Penn New York securities). The open contracts were closed in January 1996 at a gain of $825,000. Net trading gains for 1995 related to forward purchase contracts was $1,503,000 including $889,000, which was unrealized at December 31, 1995.

  NOTE 6 - FEDERAL INCOME TAXES

  The Company and its subsidiaries join in the filing of a life-nonlife consolidated Federal income tax return with Legal & General America. Each member in the consolidated return provides for income taxes under the provisions of an intercompany tax sharing agreement. The tax sharing agreement provides that loss companies are given credit to the extent that such losses reduce the consolidated tax liability. The utilization of operating losses of the nonlife companies are generally limited to thirty-five percent of the lesser of nonlife subgroup losses or current period life subgroup taxable income. William Penn New York will become eligible to join the life-nonlife consolidated Federal income tax return in 1995.

  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities as of December 31, 1996 and 1995 are as follows (in 000's):


                                                  1996            1995
  Deferred tax assets:
  Reserves                                        $(41,797)
  $(43,209)
  Pension and compensation accruals                   (544)
  (685)
  Net operating loss carryovers                    (13,552)
  (17,000)
  Other, net                                        (5,704)
  (2,439)
       Gross deferred tax assets                   (61,597)
  (63,333)

  Deferred tax liabilities:
       Insurance in force                          37,140
  40,822
       Policy acquisition costs deferred           52,149
  45,378
       Other, net                                   1,497
  1,198
       Valuation allowance                         17,000
  17,000
       Gross deferred tax liabilities             107,786
  104,398

  Net deferred tax liability before deferred       46,189
  41,065
     tax on unrealized investment gains

  Deferred tax on unrealized investment gains       1,100
  8,515

  Net deferred tax liability                      $47,289
  $49,580

  As discussed in Note 1, at December 31, 1995, Shawfield, Inc. was merged into
  Group Concepts. Shawfield, Inc. had net operating loss carryovers of approximately
  $50 million that are eligible to offset the future taxable income of Group
  Concepts and a deferred tax asset has been established for these loss carryovers. It is expected that the loss carryovers will be utilized in future periods. A valuation allowance has been established for these loss carryovers and will be reduced in future periods as such loss carryovers are utilized.

  The difference between the provision for income taxes and the amount of income tax determined by applying the applicable U.S. statutory Federal income tax rate to pre-tax income is due to the nondeductible expenses and the expenses related to acquisition activities, none of which are material in amount.

  Income taxes paid by the Company during 1996, 1995 and 1994 were $3,500,000,
  $2,700,000 and $1,400,000 respectively.

  NOTE 7 - EMPLOYEE BENEFIT PLANS

  Legal & General America maintains a non-contributory defined benefit pension plan (the Plan) covering substantially all full-time employees of the Company.

  Benefits under the Plan are based on years of service and compensation levels.
  The funding policies of the Plan are to contribute amounts that meet minimum funding requirements, but which do not exceed the maximum funding limits as currently determined under applicable tax regulations. The Plan has reached its funding limitation and, accordingly, the Company made no contribution to the Plan in 1996, 1995 and 1994.

  The following table sets forth the consolidated funded status of the Plan at
  January 1, 1996 and 1995 and the amount of prepaid pension cost included in the accompanying balance sheets at December 31, 1996 and 1995 (in 000's):

                                                        1996
  1995
  Actuarial present value of periodic benefit obligations:

    Vested                                              $7,106
  $6,441
    Nonvested                                              351
  340

        Accumulated benefit obligation                  $7,457
  $6,781

  Projected benefit obligation                          $8,010
  $7,351
  Plan assets at fair value                              9,450
  8,105

  Excess of Plan assets over projected benefit
  obligation                                             1,440
  754
  Unrecognized prior service cost                        (150)
  (171)
  Unrecognized net gain                                (1,091)
  (50)
  Unrecognized portion of net transition assets          (398)
  (518)

  (Accrued)/prepaid pension cost included in
  other assets                                          $(199)
  $15

  The consolidated net periodic pension cost for the Plan in 1996, 1995 and
  1994 included the following components (in 000's):

                                          Year Ended December 31,
                                          1996             1995
  1994
  Service cost                           $450             $347
  $379
  Interest cost                           540              493
  438
  Actual return on plan assets           (634)            (580)
  (546)
  Net amortization                       (142)            (142)
  (142)

  Pension cost                           $214             $118
  $129

  The assumptions used in the accounting for the Plan were as follows:

                                            1996           1995
  1994
  Discount rate                             7.25%         7.25%
  7.50%
  Rate of increase in compensation          6.00%         6.00%
  6.00%
  Expected long-term return on Plan assets  8.00%         8.00%
  8.00%


  The Company administers the pension plan funds for the group of companies.
  The Plan's assets are generally invested in U.S. Government securities, listed common stocks and investment-grade corporate bonds. The assets and liabilities of the Plan are included in the accompanying balance sheets as a component of separate account assets and liabilities.

  Legal & General America also maintains a voluntary defined contribution thrift plan (the thrift plan) available to substantially all eligible employees of the Company with one year of employment and 1,000 hours of service. Employees' contributions, up to the maximum of 6% of their defined compensation, were matched 100% by the Company in 1996, 1995 and 1994. The Company's contributions to the plan are charged to expense and amounted to $413,000, $505,000, and $454,000 in 1996, 1995 and 1994, respectively.

  NOTE 8 - COMMITMENTS

  William Penn New York entered into an operating lease effective March
  1992.
  The lease contains escalation provisions for operating expenses and taxes of four percent per year after 1993 and two renewable option terms of five years each. The base lease terminates in 2002. Annual rent expense incurred was $1,123,000, $1,065,000 and $1,047,000 in 1996 and 1995 and
  1994, respectively.
  Future minimum lease payments under the noncancellable operating lease are as follows (in 000's):

                      1997                    1,163
                      1998                    1,205
                      1999                    1,248
                      2000                    1,293
                      2001                    1,340
                      Thereafter                174

                      Total                  $6,423


  NOTE 9 - RELATED PARTY TRANSACTIONS AND PARENT COMPANY ACTIVITIES

  Notes receivable from affiliates, included in Other assets in the accompanying financial statements, include the following:


  December 31,
                                                                   1996
           1995
  Banner Life:
    Note receivable from Legal & General America,
      due December 1999 with interest at 7.8%,
      collateralized by the Legal & General Data Center
  $1,600,000      $1,600,000
    Accrued interest
  673,060         508,590
      Total
  $2,273,060      $2,108,590

  The Company had a net intercompany payable to affiliates of $287,000 at December 31, 1996 and a net intercompany receivable of $4,837,000 from affiliates at December 31, 1995.

  The Company paid cash dividends to its former parent company, Legal & General Life, totaling $6,300,000 on December 30, 1994.

  The Company allocated $441,000, $561,000 and $541,000 of general and administrative expenses to Legal & General America in 1996, 1995 and 1994, respectively. Legal & General America allocated $9,402,000, $12,003,000 and
  $10,807,000 of general and administrative expenses to the Company in 1996, 1995 and 1994, respectively.

  NOTE 10 - CONTINGENCIES

  In 1995, the Company, exclusive of its subsidiaries, was party to a purported class action suit alleging that the Company through one general agency, misrepresented its universal life insurance policies as investment products to elderly consumers. The case was settled in 1996 and full refunds of premium plus interest and certain incidental expenses were paid to certain qualifying policyowners. Pre-tax costs incurred for premium refunds and associated legal costs totaled $3.9 million.


                        PART C  - -  OTHER INFORMATION

  Item 24.Financial Statements and Exhibits

  (A) Financial Statements

  (B) Exhibits:

       (1) Resolution of the Board of Directors of Banner Life Insurance Company authorizing establishment of the Variable
  Account.
           (2) Not Applicable.
           (3) (a)  Principal Underwriting Agreement by and between Banner

  Life Insurance Company, on its own behalf and on the behalf of the Variable Account, and Banner Financial
  Services Group, Inc.
               (b)  Form of Broker-Dealer Agreement.
           (4) Form of Policy for the Flexible Premium Variable Annuity.
           (5) Form of Application for the Flexible Premium Variable
  Annuity.
           (6) (a)  Articles of Incorporation of Banner Life Insurance
                    Company.
               (b)  ByLaws of Banner Life Insurance Company.(1)
           (7) Not Applicable.
           (8) (a) Participation Agreement by and between Banner Life Insurance Company and Scudder Variable Life Investment Fund.(2)
               (b)  Participation Contract & Policy Agreement with
                    Scudder Fund Dist., Inc.(2)
               (c)  Reimbursement Agreement with Scudder, Stevens &
                    Clark, Inc.
           (9) (a)  Opinion and Consent of Counsel. (3)
               (b)  Consent of Counsel.
           (10)  Consent of Independent Accountants. (3)
           (11)  Not Applicable.
           (12)  Not Applicable.
           (13)  Schedules for Computation of Performance Data.
           (14)  Power of Attorney (2)
  (1) Previously filed with the Securities and Exchange Commission on March 3,
  1994 on Form N-4.
  (2) Previously filed with the Securities and Exchange Commission with Post-
  Effective Amendment No. 1 on April 26, 1995.
  (3) Filed herewith.





  Item 25.Directors and Officers of the Depositor

  Name and Principal                  Positions and Offices with
  Business Address1                   Depositor

  Mark A. Canter                      Vice President, Secretary and
                                      General Counsel

  Timothy E. Deal(2)               Director

  Barbara A. Esau                     Vice President and Director

  Robert E. Freeman(3)                Director

  Gene R. Gilbertson                  Senior Vice President, Chief
                                       Financial Officer,
                                       Treasurer and Director

  Dewey D. Goodrich, Jr.              Senior Vice President and Director

  Robert L. Hill                      Vice President and Controller

  Bentti O. Hoiska                    Executive Vice President and
  Director

  David S. Lenaburg                   Chairman, President & Chief
  Executive
                                      Officer

  Charles A. Lingaas(4)               Senior Vice President and Director

  Otto P. Marracello(4)               Senior Vice President and Director

  Vicent R. McLean(3)                 Director

  Michael D. Mullaney                 Vice President, Corporate Taxation

  David J. Orr                        Senior Vice President and Director

  Joseph M. Sullivan(4)            Director



  ________________________
  (1) The principal business address of each person listed, unless otherwise indicated, is Banner Life Insurance Company, 1701 Research Boulevard,
  Rockville, MD 20850.



  (2)   1015 15th Street, NW, Suite 975, Washington, DC 20005

  (3) Messers. Freeman and McLean are both retired and thus have no principal business address.

  (4)   100 Quentin Roosevelt Boulevard, Garden City, NY 11530

  Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

  Companies under common control with the depositor are listed below which were prepared on April 29, 1996.

                        Legal & General Group Plc


                                                     Country of      Share
                                                     Incorporation   Held

  Legal & General Finance Inc.                        United States  100
  Legal & General Finance PLC                         England        100
  Legal & General Financial Services Limited          England        100
    Fairmount Group PLC                               England        100
      Fairmount Stockbrokers Limited                  England        100
         Fairmount Group Nominees Limited             England        100
      Fairmount Capital Management Limited            England        100
         Bell-Wild (Investment Managers) Limited      England        100
         British Organizers Limited                   England        100
         Fairmount Financial Services Limited         England        100
         Fairmount Nominees Limited                   England        100
         Fairmount-Wild Limited                       England        100
         Investment & Estate Planning Services
           Limited                                    England        100
         Individual Pension Funds Limited             England        100
           IPF Nominees Limited                       England        100
      Fairmount Trust plc                             England        100
         Ginn Reijs Nominees Limited                  England        100
      Fairmount Trustee Services Limited              England        100
    Legal & General Estate Agencies Limited           England        100
       (50% owned by LGASL)
      City & Urban Developments Limited               England        100
         Adam Kennedy Estate Agents Limited           England        100
           Land & Company Limited                     England        100
         C J Hole Limited                             England        100
         C.J. Hole (Bristol) Limited                  England        100
         Ellis & Co (Estate Agents) Limited           England        100
           Ellis & Co. (Financial Services)
              Limited                                 England        100
           Ellis & Co (Interiors) Limited             England        100
           Ronald Preston & Partners Limited          England        100
         Whitegates Estate Agency Limited             England        100
         William Parker and Son (Reading) Limited     England        100
      Legal & General Franchising Limited             England        100
      Whitegates (Holdings) Limited                   England        100
         Keys & Company Limited                       England        100
         The Key Group Limtied                        England        100
         Whitegates Financial Services Limited        England        100
         Whitegates (Tyne & Wear) Limited             England        100
    Legal & General Financial Services Nominees
       Limited                                        England        100
       (App to strike off)
  Legal & General Holdings Limited                    England        100



                                                        Country of
  Share
                                                        Incorporation
  Held

  Legal & General Insurance Holdings Limited                England
  100
    Legal and General Assurance Society Limited             England
  100
      Cogent (Holdings) Limited (50% owned by LGHL)         England
  100
         Cogen Environmental Limited                        England
  96
                (Application made to Strike Off)
         Cogent Investments Limited                        Scotland
  85.80
         Cogent Instrumentation Limited                    England
  98.50
         Cogent Limited                                    England
  100
         Enterprise Capital Limited                        England
  100
                (Application made to Strike Off)
           Cogent Management Limited                       England
  100
               (Application made to Strike Off)
           Enterprise Capital Management Limited           England
  100
               (Application made to Strike Off)
         London Biotechnology Limited                      England
  80
      European Life (Channel Islands) Limited              Guernsey
  100
      Legal & General Estate Agencies (FS) Limited         England
  100
      Legal & General Healthcare Limited                   England
  100
      Legal & General Investment Acquisitions Limited      England
  100
      Legal & General Investment Management (Holdings) Ltd England
  100
         Daytonian Limited                                 England
  100
         Legal & General Assurance (Pensions Management)
             Limited                                       England
  100
         Legal & General Investment Management Limited     England
  100
         Legal & General (Portfolio Management Services)
             Limited                                       England
  100
         Legal & General Portfolio Mangers Limited         England
  100
         Legal and General Property Fund Managers Limited  England
  50
         Legal & General Property Limited                  England
  100
         Legal & General (Unit Trust Managers) Limited     England
  100
         Legal & General Ventures Limited                  England
  100
           LGV Candover Gellschaft fur Management Buy-     Federal
  Republic
              Outs und Beteiligungen mbH                    of Germany
  51
           Legal & General Ventures Partners Limited       England
  100
           Legal & General Ventures Underwriters Limited   England
  100
         Neonsystem PLC                                    England
  100
      Legal & General Insurance Limited                    England
  100
         Gresham Insurance Company Limited                 England
  90
         Legal & General Direct Limited                    England
  100
         Legal & General GI Computer Services Limited      England
  100
         Southgate Associates Limited                      England
  100
           Glanfield Securities Limited                    England
  100
              Bridge End Computers Limited                 England
  100
           Legal & General Investment Trust Limited        England
  100



                                                          Country of
  Share
                                                        Incorporation
  Held

  Legal & General Insurance Holdings Limited
    Legal and General Assurance Society Limited


      Legal & General Mortgages Limited                     England
  100
      Legal & General Mortgage Services Limited             England
  100
         Residential Mortgages No1 Limited                  England
  100
      Legal & General Professional Trust Services Limited   England
  100
      Legal & General Share Scheme Trustees Limited         England
  100
      Legal and General (United Assurance) Limited          England
  100
      Legal and General (Unit Pensions) Limited             England
  100
      Lion Holdings Limited                                 England
  83.33
      Shelfco (No. 873) Limited                             England
  100
      The Cavendish Land Company Limited                    England
  100
         Lawgra (No. 240) Limited                           England
  100
         Paramount Realty Holdings Limited                  England
  100
           General Housing Company Limited                  England
  100
               (Application made to Strike Off)
      Tringham Housing Limited                              England
  100
         Key Consultants Mortgages Nationwide Limited       England
  100
         Key Mortgage & Property Limited                    England
  100
         Key Surveyors Nationwide Limited                   England
  100
  Legal & General International (Holdings) Limited          England
  100
    Legal & General International Limited                   England
  100
      Banner Insurance Holdings Limited                     England
  100
         Legal & General Holdings (Overseas) Limited        England
  100
      Banner Life Insurance Company Limited                 England
  100
      Legal & General Netherlands Holdings B.V.             Holland
  100
         Banner International Holdings BV                   Holland
  100
         Legal & General Australia Limited                  Australia
  100
           Legal & General Financial Services Limited       Australia
  100
              Banner Consultancy Services Limited           Australia
  100
              Legal & General Corporate Support Limited     Australia
  100
                Subscriber 1 Pty Limited                    Australia
  100
                Subscriber 2 Pty Limited                    Australia
  100
                Subscriber 3 Pty Limited                    Australia
  100
                Subscriber 4 Pty Limited                    Australia
  100
                Subscriber 5 Pty Limited                    Australia
  100
              Legal & General Custodial Services Limited    Australia
  100


                                                              Country of
  Share
                                                            Incorporation
  Held

  Legal & General International (Holdings) Limited
    Legal & General International Limited
      Legal & General Netherlands Holdings B.V.
         Legal & General Austrialia Limited
           Legal & General Financial Services Limited


              Legener (Australia) Pty Limited              Australia
  100
              Legal & General Property Investment
                Limited                                    Australia
  100
              Legal & General Superannuation Services
                Limited                                    Australia
  100
           Legal & General Life of Australia Limited       Australia
  100
              Legal & General Properties No. 1 Pty
                 Limited                                   Australia
  100
              Legal & General Properties No. 2 Pty         Australia
  100
                 Limited (In Liquidiation)
              Legal & General Properties No. 3 Pty
                    Limited                                Australia
  100
              MicrOpay Pty Limited                         Australia
  100
         Legal & General America, Inc.                     United States
  100
              Banner Life Insurance Company (USA)          United States
  100
                Group Concepts Incorporated                United States
  100
                   Banner Financial Services Group,
                   Inc                                     United States
  100
                William Penn Life Ins. Co.
                   of New York                             United States
  100
              Banner Life Insurance Company of New York    United States
  100
         Legal & General Finance Europe B.V.               Holland
  100
         Legal & General Holdings (France) SA              France
  100
           Legal & General Bank (France) S.A.              France
  100
              Legal & General Bank Gestion S.A.            France
  100
           Legal & General (France) SA                     France
  100
              Legal & General Risques Divers (France)
                 S.A.                                      France
  100
         Legal & General Nederland Levensverzekering       Holland
  100
           Maatschappij N.V.
           Legal & General Nederland Exploitatie           Holland
  100
             Maatschappij B.V.
           Legal & General Nederland Vastgoed              Holland
  100
             Maatschappij B.V.
         Legal & General Overseas Holdings B.V.            Holland
  0


  Item 27. Number of Owners

  As of March 31, 1997, there were 388 Owners of the Policies.

  Item 28. Indemnification

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director,officer or controlling person in connection with the securities being registered), the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court ofappropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  The By-Laws of Banner Life provide substantially as follows:

  All Directors and Officers, former Directors and Officers of Banner Life and any person who may have served at the request of Banner Life as a Director or Officer of any other corporation in which Banner Life owns stock or of which Banner Life is a creditor (and his heirs, executors or administrators) shall be indemnified by Banner Life against all costs and legal or other expenses, including costs or amount of settlement, reasonably incurred by or imposed upon them, or any of them, in connection with or resulting from any claim, action or proceeding, civil or criminal, in which they, or any of them, are made parties by reasons of being or having been Directors or Officers or a Director or Officer of Banner Life, or of such other corporation.

  The right of indemnification shall apply whether or not such Director or Officer or former Director or Officer or person indemnified is such at the time such costs or expenses are incurred or imposed. The right of indemnification shall not apply, however, in relation to matters as to which any such Director or Officer or former Director or Officer or person shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duty as such Director or
  Officer; provided, however, that an entry of judgment by consent as part of a settlement shall not be deemed a final adjudication of liability for negligence or misconduct in the performance of duty. If any such claim, action or proceeding is settled (by consent or otherwise), the determination in good faith by the Board of Directors that such claim, action or proceeding did not arise out of negligence or misconduct in the performance of his duty by the Director or Officer or former Director or Officer or person indemnified, and that such Director or Officer or former Director or Officer or person would not be held liable for such claim, action or proceeding, shall be necessary and sufficient to justify indemnification. The right of indemnification shall not be exclusive of any other rights to which those indemnified may be entitled under any statute, other by-law, agreement, vote of shareholders or otherwise.

  Item 29 .  Principal Underwriter

  Banner Financial Services Group, Inc.
  1701 Research Boulevard
  Rockville, Maryland  20850


  Directors and Officers of Principal Underwriter

  Name and Principal         Positions and Offices with
  Business Address           Underwriter

  Edward J. Bove             Assistant General Counsel and Assistant
  Secretary

  Mark A. Canter             Vice President, Secretary
                             and General Counsel

  Gene R. Gilbertson         Executive Vice President and Director

  Robert L. Hill             Treasurer

  David S. Lenaburg          Director

  David J. Orr               President and Director






  Banner paid $309,375 in commissions to the underwriter in 1996.


  Item 30.       Location of Accounts and Records.

  The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Banner Life Insurance Company at 1701 Research Boulevard, Rockville, Maryland 20850.

  Item 31.       Management Services.

  All management policies are discussed in Part A or Part B.

  Item 32.       Undertakings

  (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Policy may be accepted.

  (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional
  Information or
  (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

  (c) Registrant undertakes to deliver any Statement of Additional
  Information
      and any financial statements required to be made available under this
      Form promptly upon written or oral request to Banner Life at the address or phone number listed in the Prospectus.

  Section 403(b) Representation.

  Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on
  Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.












                                 SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Banner Life Variable Annuity Account B, certifies that this amendment meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment No. 3 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Rockville, State of Maryland on the 30th day of April, 1997.

  Banner Life Variable Annuity Account B
  (Registrant)

                                         By: Banner Life Insurance Company
                                         (Depositor)




   Attest:/s/ Edward J. Bove             By: /s/ Mark A. Canter
                                         David S. Lenaburg*
                                         Chairman, President &
                                         Chief Executive Officer
                                         Banner Life Insurance Company




















  __________________________
  * Signed by Mark A. Canter pursuant to a Power of Attorney signed by David
  S. Lenaburg on April 26, 1994 and filed as an exhibit in Pre-Effective Amendment No. 1 to form N-4 on June 24, 1994.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the
  Investment
  Company Act of 1940, Banner Life Insurance Company certifies that this Amendment meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment No. 3 to the Registration
  Statement
  on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City
  of Rockville, State of Maryland on the   30th day of April, 1997.


                                   Banner Life Variable Annuity Account
  B
                              (Registrant)

                              Banner Life Insurance Company
                              (Depositor)


  Attest: /s/ Edward J. Bove'    By: /s/ Mark A. Canter

                                 David S. Lenaburg*
                                 Chairman, President &
                                 Chief Executive Officer
                                 Banner Life Insurance Company


  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of Banner Life Insurance Company in the capacities and on the dates indicated.

  Signature                    Title                           Date



  /s/ Mark A. Canter
  David S. Lenaburg*           Chairman, President &           April
  30,1997
                               Chief Executive Officer


  /s/ Gene R. Gilbertson
  Gene R. Gilbertson           Senior Vice President,          April 30,
  1997
                               CFO, Treasurer and Director

  /s/ Dewey D. Goodrich, Jr.
  Dewey D. Goodrich, Jr.       Director                        April 30,
  1997

  /s/ Bentti O. Hoiska
  Bentti O. Hoiska             Director                        April 30,
  1997

  /s/Charles A. Lingaas
  Charles A. Lingaas          Senior Vice President          April 30,
  1997
                         Administration and Director

  /s/ David J. Orr
  David J. Orr                 Senior Vice President,          April 30,
  1997
                               Chief Actuary and Director


  /s/ Barbara A. Esau
  Barbara A. Esau              Vice President                  April 30,
  1997
                               and Director


  __________________________
  * Signed by Mark A. Canter pursuant to a Power of Attorney signed by David
  S. Lenaburg on April 26, 1994 which was filed as an exhibit in Pre-Effective Amendment No. 1 to form N-4 on June 24, 1994.



                                Exhibit Index


  Exhibit    Description of                                     Page
    No.         Exhibit                                         No.

  (9)(b)     Consent of Counsel.

  (10)       Consent of Independent Accountants.








  April 29, 1997

  Banner Life Insurance Company
  1701 Research Boulevard
  Rockville, MD 20850

  Ladies and Gentlemen:

  With reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed by Banner Life Insurance Company and its Variable Annuity Account B with the Securities and Exchange Commission covering individual variable annuity contracts, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

       1. Banner Life Insurance Company is duly organized and validly existing under the laws of the state of Maryland and has been duly authorized to issue variable life insurance contracts by the
  Maryland
       Insurance Administration.

       2. The individual variable annuity contracts, when issued as contemplated by said Post-Effective Amendment No. 3 to the
  Registration
       Statement on Form N-4, will constitute legal, validly issued and binding obligations of Banner Life Insurance Company.

  I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus filed as part of the Form N-4 Registration Statement for the Banner Life Variable Annuity Account B.

  Sincerely,

  /s/ Mark A. Canter


  Mark A. Canter
  Vice President, Secretary
    and General Counsel

                  CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form N-4 of our report dated February 10, 1997, relating the consolidated financial statements of Banner Life Insurance Company and of our report dated March 14, 1997 relating to the financial statements of Banner Life Variable Annuity Account B, which appear in such
  Prospectus. We also consent to the references to us under the heading "Experts" in such Prospectus.



  /s/ Price Waterhouse LLP

  PRICE WATERHOUSE LLP
  April 30, 1997